SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                    Filed pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

                                   May 4, 2000
                         Date of Earliest Event Reported



                                 COMDISCO, INC.
                            (a Delaware Corporation)
                              6111 North River Road
                            Rosemont, Illinois 60018
                            Telephone (847) 698-3000
                          Commission file number 1-7725
                I.R.S. Employer Identification Number 36-2687938

Item 5   Other Events

         A. On November 4, 1997, the Board of Directors of the Company adopted a shareholder rights plan governed by the terms of a Rights Agreement (the "Original Rights Agreement") and authorized and declared a dividend distribution of one Right for each share of common stock, par value $0.10 per share, of the Company (the "existing common stock") outstanding at the Close of Business on November 17, 1997 (the "Record Date"), and has authorized the issuance of one Right (as such number may be hereinafter adjusted pursuant to Section 11(i) or 11(p) hereof) for each share of existing common stock of the Company issued between the Record Date (whether originally issued or delivered from the Company's treasury) and the Distribution Date and, in certain circumstances provided in Section 22 hereof, after the Distribution Date, each Right initially representing the right to purchase one one-thousandth of a share of Series C Junior Participating Preferred Stock, par value $0.10 per share (the "Series C Preferred Shares"), of the Company having the rights, powers and preferences set forth in the Exhibit A attached hereto, upon the terms and subject to the conditions hereinafter set forth (the "Original Rights").

         B. On April 20, 2000, the shareholders of the Company approved certain amendments to the Company's Amended and Restated Articles of Incorporation (as so amended, the "Restated Charter") authorizing the issuance of Comdisco, Inc. -- Ventures Stock (the "Ventures Stock") as a new series of common stock and redesignating (the "Redesignation") each share of existing common stock as one share of Comdisco, Inc. -- Comdisco Stock (the "Comdisco Stock"). As of May 4, 2000 ("Redesignation Date"), the Board of Directors adopted this amendment and restatement of the Original Agreement effective upon the Redesignation (as so amended and restated, the "Agreement") and, conditioned upon and simultaneously with the Redesignation, redesignated each Original Right as a Comdisco Right and authorized the issuance of one Comdisco Right and one Ventures Right with respect to each share of Comdisco Stock and Ventures Stock, respectively, that shall become outstanding (i) after the Redesignation Date and before the earliest of the Distribution Date, the Redemption Date and the Final Expiration Date (as such terms are defined in Sections 3 and 7 hereof) or (ii) after the Distribution Date but before the earlier of the Redemption Date or the Final Expiration Date, if such Common Share became outstanding (A) upon the exercise of a stock option, (B) pursuant to any employee plan or arrangement, or (C) upon the conversion or exchange of a security which option, plan, arrangement or security was granted, established or issued, as the case may be, by the Company before the Distribution Date.

         Each "Comdisco Right", as so redesignated, will continue to represent the right to purchase one one-thousandth of a Series C Preferred Share having the rights and preferences set forth in Exhibit A hereto, and each "Ventures Right" will represent the right to purchase one one-thousandth of a share of Series D Junior Participating Preferred Stock, par value $0.10 per share (the "Series D Preferred Shares"), of the Company having the rights and preferences set forth in the Restated Charter, in each such case upon the terms and subject to the conditions therein set forth.

Item 7   Financial Statements and Exhibits

     (c) Exhibits. The following documents are filed as exhibits to this current report.

     4.1. Amended and Restated Rights Agreement (the "Agreement"), dated as of May 4, 2000, between the Registrant and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, effective as of the Redesignation (as defined in the Agreement)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                                              COMDISCO, INC.



Date: June 14, 2000                                by:     /s/David J. Keenan
                                                              ------------------
                                                                 David J. Keenan
                                                           Senior Vice President
                                                                  and Controller

                 -----------------------------------------------

                                 COMDISCO, INC.

                                       and

                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

                                  Rights Agent

                             -----------------------

                      Amended and Restated Rights Agreement

                             Dated as of May 4, 2000

                 -----------------------------------------------

Execution Copy:  May 4, 2000
                                Table of Contents

                                                                                                      Page


Section 1.  Certain Definitions..........................................................................3
Section 2.  Appointment of Rights Agent..................................................................7
Section 3.  Issue of Rights Certificates.................................................................7
Section 4.  Form of Rights Certificates..................................................................9
Section 5.  Countersignature and Registration...........................................................10
Section 6.  Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed,
            Lost or Stolen Rights Certificates..........................................................10
Section 7.  Exercise of Rights; Purchase Price; Expiration Date of Rights...............................11
Section 8.  Cancellation and Destruction of Rights Certificates.........................................13
Section 9.  Reservation and Availability of Capital Stock...............................................13
Section 10.  Preferred Stock Record Date................................................................14
Section 11.  Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights................15
Section 12.  Certificate of Adjusted Purchase Price or Number of Shares.................................22
Section 13.  Consolidation, Merger or Sale or Transfer of Assets or Earning Power.......................22
Section 14.  Fractional Rights and Fractional Shares....................................................24
Section 15.  Rights of Action...........................................................................25
Section 16.  Agreement of Rights Holders................................................................26
Section 17.  Rights Certificate Holder Not Deemed a Stockholder.........................................26
Section 18.  Concerning the Rights Agent................................................................27
Section 19.  Merger or Consolidation or Change of Name of Rights Agent..................................27
Section 20.  Duties of Rights Agent.....................................................................28
Section 21.  Change of Rights Agent.....................................................................29
Section 22.  Issuance of New Rights Certificates........................................................30
Section 23.  Redemption and Termination.................................................................30
Section 24.  Exchange...................................................................................31
Section 25.  Notice of Certain Events...................................................................32
Section 26.  Notices....................................................................................33
Section 27.  Supplements and Amendments.................................................................33
Section 28.  Successors.................................................................................34
Section 29.  Determinations and Actions by the Board of Directors, etc..................................34
Section 30.  Benefits of This Agreement.................................................................34
Section 31.  Severability...............................................................................35
Section 32.  Governing Law..............................................................................35
Section 33.  Counterparts...............................................................................35
Section 34.  Descriptive Headings.......................................................................35

EXHIBIT A.................................................................................................
EXHIBIT B-1...............................................................................................
EXHIBIT B-2...............................................................................................

                      AMENDED AND RESTATED RIGHTS AGREEMENT

         AMENDED AND RESTATED RIGHTS AGREEMENT, is dated as of May 4, 2000 (the "Agreement"), between COMDISCO, INC., a Delaware corporation (the "Company"), and CHASEMELLON SHAREHOLDER SERVICES, L.L.C., a New Jersey limited liability company (the "Rights Agent"), and shall be effective as of the Redesignation (as defined herein).

                                                          W I T N E S S E T H

         A. On November 4, 1997, the Board of Directors of the Company adopted a shareholder rights plan governed by the terms of a Rights Agreement (the "Original Rights Agreement") and authorized and declared a dividend distribution of one Right for each share of common stock, par value $0.10 per share, of the Company (the "existing common stock") outstanding at the Close of Business on November 17, 1997 (the "Record Date"), and has authorized the issuance of one Right (as such number may be hereinafter adjusted pursuant to Section 11(i) or 11(p) hereof) for each share of existing common stock of the Company issued between the Record Date (whether originally issued or delivered from the Company's treasury) and the Distribution Date and, in certain circumstances provided in Section 22 hereof, after the Distribution Date, each Right initially representing the right to purchase one one-thousandth of a share of Series C Junior Participating Preferred Stock, par value $0.10 per share (the "Series C Preferred Shares"), of the Company having the rights, powers and preferences set forth in the Exhibit A attached hereto, upon the terms and subject to the conditions hereinafter set forth (the "Original Rights").

         B. On April 20, 2000, the shareholders of the Company approved certain amendments to the Company's Amended and Restated Articles of Incorporation (as so amended, the "Restated Charter") authorizing the issuance of Comdisco, Inc. -- Ventures Stock (the "Ventures Stock") as a new series of common stock and redesignating (the "Redesignation") each share of existing common stock as one share of Comdisco, Inc. -- Comdisco Stock (the "Comdisco Stock"). As of May 4, 2000 ("Redesignation Date"), the Board of Directors adopted this amendment and restatement of the Original Agreement effective upon the Redesignation (as so amended and restated, the "Agreement") and, conditioned upon and simultaneously with the Redesignation, redesignated each Original Right as a Comdisco Right and authorized the issuance of one Comdisco Right and one Ventures Right with respect to each share of Comdisco Stock and Ventures Stock, respectively, that shall become outstanding (i) after the Redesignation Date and before the earliest of the Distribution Date, the Redemption Date and the Final Expiration Date (as such terms are defined in Sections 3 and 7 hereof) or (ii) after the Distribution Date but before the earlier of the Redemption Date or the Final Expiration Date, if such Common Share became outstanding (A) upon the exercise of a stock option, (B) pursuant to any employee plan or arrangement, or (C) upon the conversion or exchange of a security which option, plan, arrangement or security was granted, established or issued, as the case may be, by the Company before the Distribution Date.

         Each "Comdisco Right", as so redesignated, will continue to represent the right to purchase one one-thousandth of a Series C Preferred Share having the rights and preferences set forth in Exhibit A hereto, and each "Ventures Right" will represent the right to purchase one one-thousandth of a share of Series D Junior Participating Preferred Stock, par value $0.10 per share (the "Series D Preferred Shares"), of the Company having the rights and preferences set forth in the Restated Charter, which is attached as Exhibit A hereto, in each such case upon the terms and subject to the conditions herein set forth.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

         Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:


                  (a)(i) Except as provided in Clause (ii), "Acquiring Person" shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of shares representing 15% or more of the total Voting Rights of all Common Stock then outstanding, but shall not include (A) the Company, (B) any Subsidiary of the Company, (C) any employee benefit plan of the Company or of any Subsidiary of the Company, (D) any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan or (E) any Person who has reported or is required to report such ownership (but less than 25%) on Schedule 13G under the Exchange Act(or any comparable or successor report) or on Schedule 13D under the Exchange Act (or any comparable or successor report) which Schedule 13D does not state any intention to or reserve the right to control or influence the management or policies of the Company or engage in any of the actions specified in Item 4 of such Schedule (other than the disposition of Common Stock and, within 10 Business Days of being requested by the Company to advise it regarding the same, certifies to the Company that such Person acquired shares representing in excess of 14.9% of the total Voting Rights of all Common Stock then outstanding, inadvertently or without knowledge of the terms of the Rights and who, together with all Affiliates and Associates, thereafter does not acquire additional shares of Common Stock while the Beneficial Owner of shares representing 15% or more of the total Voting Rights of all Common Stock then outstanding, provided, however, that if the Person described in this clause (E) requested to so certify fails to do so within 10 Business Days, then such Person shall become an Acquiring Person immediately after such 10 Business Day Period.

         (ii)  None of the following shall be considered an "Acquiring Person":

               (A) any Person (an "Existing Holder") who, at the Redesignation Date, together with all Affiliates and Associates of such Existing Holder, is the Beneficial Owner of shares representing 20% or more of the total Voting Rights of all Common Stock then outstanding, until such time as such Existing Holder or any Affiliate or Associate of such Existing Holder shall become the Beneficial Owner of any additional shares of Common Stock or any other Person who is the Beneficial Owner of any such shares shall become an Affiliate or Associate of such Existing Holder, if after giving effect to such additional shares or the shares beneficially owned by such other Person, such Existing Holder, together with all Affiliates and Associates of such Existing Holder, shall be the Beneficial Owner of shares representing 30% or more of the total Voting Rights of all Common Stock then outstanding;

               (B) any Person (a "Passive Holder," which term shall include any Existing Holder) who, solely as a result of either (1) a reduction in the number of shares of any series Common Stock outstanding due to the repurchase of Common Stock by the Company or (2) any adjustment in the Voting Rights of the Ventures Stock in accordance with the provisions of the Company's Restated Charter ("Voting Rights Adjustment"), shall become, together with all Affiliates and Associates of such Passive Holder after such repurchase, the Beneficial Owner of shares representing 15% or more (30% or more, in the case of any Existing Holder) of the total Voting Rights of all Common Stock then outstanding, unless and until such time as such Passive Holder or any Affiliate or Associate of such Passive Holder shall become the Beneficial Owner of any additional shares of Common Stock or any other Person who is the Beneficial Owner of any shares of Common Stock shall become an Affiliate or Associate of such Passive Holder, if after giving effect to such additional shares or the shares beneficially owned by such other Person, such Passive Holder, together with all Affiliates and Associates of such Passive Holder, shall be the Beneficial Owner of shares representing 15% or more (30% or more, in the case of any Existing Holder) of the total Voting Rights of all Common Stock then outstanding. Each of the Existing Holder's successors in interest that would beneficially own, as a result of the transfer to such successor of any shares of Common Stock beneficially owned by an Existing Holder ("Existing Holder Shares"), shares representing 15% or more of the total Voting Rights of all Common Stock then outstanding shall be treated as an Existing Holder. An Existing Holder's successors in interest shall be (i) the beneficiaries (whether by testate or intestate succession) of the Existing Holder's estate and the trustee (in his fiduciary capacity) or beneficiary of any trust who obtains (by reason of the Existing Holder's death) beneficial ownership of any Existing Holder Shares (ii) the Existing Holder's estate, (iii) donees of the Existing Holder who are the Existing Holder's lineal descendants (including Persons adopted prior to attaining the age of 21 years) and the spouses of such lineal descendants (iv) Qualified Charitable Organizations, (v) trusts for the exclusive benefit of Persons listed in clauses (iii) and (iv) (including split interest trusts and the trustee (in his fiduciary capacity) of any such trust, (vi) partnerships, limited liability companies and corporations in which the Persons listed in clause (iii) are the exclusive partners, members or shareholders, as the case may be, and (vii) the Affiliates and Associates of the Persons listed in the foregoing clauses (i) through (vi); or

               (C) any Person who shall have become an Acquiring Person solely as the result of either (i) an acquisition of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by a Person to shares representing 15% or more of the total Voting Rights of all Common Stock of the Company then outstanding as determined above; provided, however, that if a Person becomes the Beneficial Owner of shares representing 15% or more of the total Voting Rights of all Common Stock of the Company then outstanding (as determined above) solely by reason of purchases of the Common Stock by the Company or as a result of a Voting Rights Adjustment and shall, after such purchases by the Company or such Voting Rights Adjustment, become the Beneficial Owner of any additional shares of Common Stock by any means whatsoever, then such Person shall be deemed to be an Acquiring Person.

                 (b) "Adverse Person" shall mean any Person declared to be an Adverse Person by the Board of Directors upon determination that the criteria set forth in Section 11(a)(ii)(B) apply to such Person; provided, however, that the Board of Directors shall not declare any Existing Holder to be an Adverse Person; provided, further, that the Board of Directors shall not declare any Person who is the Beneficial Owner of shares representing 10% or more of the total Voting Rights of all Common Stock of the Company then outstanding to be an Adverse Person if such Person has reported or is required to report such ownership on Schedule 13G under the Exchange Act (or any comparable or successor report) or on Schedule 13D under the Exchange Act (or any comparable or successor report) which
                 Schedule 13D does not state any intention to or reserve the right to control or influence the management or policies of the Company or engage in any of the actions specified in Item 4 of such Schedule (other than the disposition of Common Stock) so long as such Person neither reports nor is required to report such ownership other than as described in this proviso to
                 Section 1(b).

                 (c) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended and as in effect on the date of this Agreement (the "Exchange Act").

                 (d) A Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "beneficially own," any securities:

                 (i) which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, other rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," (A) securities tendered pursuant to a tender or exchange offer made by such Person or any of such
                 Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange, or (B) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event, or (C) securities issuable upon exercise of Rights from and after the occurrence of a Triggering Event which Rights were acquired by such Person or any of such Person's Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) hereof or Section 22 hereof (the "Original Rights") or pursuant to Section 11(i) or 11(p) hereof in connection with an adjustment made with respect to any Original Rights;

                 (ii) which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," any security under this subparagraph (ii) as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (A) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and (B) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or

                 (iii) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person's Affiliates or
                 Associates) has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in the proviso to subparagraph (ii) of this paragraph
                 (d)) or disposing of any voting securities of the Company; provided, however, that nothing in this paragraph (d) shall cause a Person engaged in business as an underwriter of securities to be the "Beneficial Owner" of, or to "beneficially own," any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of 40 days after the date of such acquisition.

                 (e) "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York or the city in which the office of the Rights Agent is located are authorized or obligated by law or executive order to close. (f) "Close of Business" on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

                 (g) "Comdisco Right" shall be the meaning set forth in Recital B of this Agreement.


                 (h) "Comdisco Stock" shall be the meaning set forth in Recital B of this Agreement.


                 (i) "Common Stock" when used in reference to the Company shall mean shares of Comdisco Stock and/or Ventures Stock, as the context requires, or other shares of capital stock of the
                 Company into which Comdisco Stock or Ventures Stock shall be re-classified or changed. "Common Stock" when used with reference to any Person other than the Company shall mean the capital stock of such Person with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person.

                 (j) "Current Market Price" shall have the meaning ascribed to such term in Section 11(d) hereof.


                 (k) "Person" shall mean any individual, firm, corporation, partnership, limited liability company, trust or other entity and shall include any successor (by merger or otherwise) to such entity.

                 (m) "Preferred Stock" shall mean the Series C Preferred Shares and/or the Series F Preferred Shares, as the context requires, and, to the extent there are not sufficient Series C Preferred Shares or Series D Preferred Shares authorized to permit full exercise of the Rights, any other series of Preferred Stock, par value $0.10 per share, of the Company designated for such purpose containing terms substantially similar to the terms of Series C Preferred Shares or Series D Preferred Shares, respectively.

                 (n) "Qualified Charitable Organization" shall mean a charitable organization described in all of Section 170(c), Section
                 2055(a) and Section 2522(a) of the Internal Revenue Code of 1986, as amended (or any successor or substitute statute), contributions to which are deductible for United States income, estate and gift tax purposes at the time of any transfer to or for the benefit of or in trust for such organization.

                 (o)  "Section  11  Event"  shall  mean any event  described  in
                 Section 11(a)(ii)(A) or (B).


                 (p) "Section 13 Event" shall mean any event described in clauses (x), (y) or (z) of Section 13(a) hereof.

                 (q) "Series C Preferred Stock" shall have the meaning set forth in Recital A of this Agreement.

                 (r) "Series D Preferred Stock" shall have the meaning set forth in Recital B of this Agreement.

                 (s) "Stock Acquisition Date" shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to
                 Section 13(d) under the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such.

                 (t) "Subsidiary" shall mean, with reference to any Person, any corporation of which an amount of voting securities sufficient to elect at least a majority of the directors of such corporation is beneficially owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

                 (u)  "Triggering  Event" shall mean any Section 11 Event or any
                 Section 13 Event.

                 (v) "Ventures Stock" shall have the meaning set forth in Recital B of this Agreement a series of Common Stock registered with the Securities and Exchange Commission (the "SEC") designated as such.

                 (x) "Ventures Rights" shall have the meaning set forth in Recital B of this Agreement.


                 (y) "Voting Rights" when used with reference to the capital stock of, or units of equity interest in, any Person shall mean the number of votes entitled to be cast generally in the election of directors of such Person (if such Person is a corporation) or to participate in the management and control of such Person (if such Person is not a corporation).

         Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable. The Rights Agent shall have no duty to supervise, and in no event shall be liable for, the acts or omissions of any such co-Rights Agent.

         Section 3.  Issue of Rights Certificates.

                  (a) Until the earliest of (i) the Close of Business on the tenth day after the Stock Acquisition Date (or, if the tenth day after the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date), (ii) the Close of Business on the tenth Business Day (or such later date as the Board of Directors shall determine) after the date that a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would be the Beneficial Owner of 15% or more of the total Voting Rights of all Common Stock then outstanding or (iii) the Close of Business on the tenth Business Day after the Board of Directors determines, pursuant to the criteria set forth in Section 11(a)(ii)(B) hereof, that a Person is an Adverse Person (the earliest of (i), (ii) and (iii) being herein referred to as the "Distribution Date"), (x) the Rights will be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for the Common Stock registered in the names of the holders of the Common Stock (which certificates for Common Stock shall be deemed also to be certificates for their respective Rights) and not by separate certificates, and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of the Common Stock (including a transfer to the Company). As soon as practicable after the Distribution Date, the Rights Agent will send by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more right certificates, (the "Rights Certificates"), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(i) or 11(p) hereof, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

                  (b) With respect to certificates for the Comdisco Stock outstanding as of the Redesignation Date, until the Distribution Date, the Rights will be evidenced by such certificates for the Comdisco Stock and the registered holders of the Comdisco Stock shall also be the registered holders of the associated Rights. Until the earlier of the Distribution Date or the Expiration Date (as such term is defined in Section 7 hereof), the transfer of any certificates representing shares of Comdisco Stock in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Comdisco Stock.

                  (c) Rights shall be issued in respect of all shares of Common Stock which are issued (whether originally issued or delivered from the Company's treasury) after the Redesignation Date but prior to the earlier of the Distribution Date or the Expiration Date or, in certain circumstances provided in Section 22 hereof, after the Distribution Date. Certificates representing such shares of Common Stock shall also be deemed to be certificates for Rights, and shall bear the following legend:

         This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Comdisco, Inc. (the "Company") and ChaseMellon Shareholder Services, L.L.C., dated as of November 17, 1997, as amended on May 4, 2000 and from time to time further amended (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or an Adverse Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

With respect to such certificates containing the foregoing legend, until the earlier of (i) the Distribution Date or (ii) the Expiration Date, the Rights associated with the Comdisco Stock represented by such certificates shall be evidenced by such certificates alone and registered holders of Comdisco Stock shall also be the registered holders of the associated Rights, and the transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Comdisco Stock represented by such certificates.

         Section 4.  Form of Rights Certificates.
         ---------------------------------------

                  (a) The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit B-1 (in the case of a Comdisco Right) or Exhibit B-2 hereto (in the case of a Venture Right) hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate which do not affect the duties or responsibilities of the Rights Agent and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 11 and Section 22 hereof, the Rights Certificates, whenever distributed, shall be dated as of the Record Date and on their face shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the price set forth therein (such exercise price per one one-thousandth of a share, the "Purchase Price"), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

                  (b) Any Rights  Certificate issued pursuant to Section 3(a) or
Section 22 hereof that represents Rights beneficially owned by (i) an Acquiring Person, an Adverse Person or any Associate or Affiliate of an Acquiring Person or Adverse Person, (ii) a transferee of an Acquiring Person or Adverse Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person or Adverse Person becomes such, or (iii) a transferee of an Acquiring Person or Adverse Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person or Adverse Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person or Adverse Person to holders of equity interests in such Acquiring Person or Adverse Person or to any Person with whom such Acquiring Person or Adverse Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of Section 7(e) hereof, and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:

                  The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person, Adverse Person or an Affiliate or Associate of an Acquiring Person or Adverse Person (as such terms are defined in the Rights Agreement). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of such Agreement.

         Section 5.  Countersignature and Registration.
         ---------------------------------------------

                  (a) The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, its President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company's seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

                  (b) Following the Distribution Date and receipt by the Rights Agent of all necessary information, the Rights Agent will keep or cause to be kept, at its office or offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

         Section 6. Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.


                  (a) Subject to the  provisions of Section  4(b),  Section 7(e)
and Section 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Rights Certificate or Certificates (other than Rights Certificates representing Rights that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or, following a Triggering Event, such Common Stock, other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined or exchanged at the office or offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate or Certificates until the registered holder shall have completed and signed the certificate contained in the form of assignment set forth on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent shall, subject to Sections 4(b), 7(e), 14 and 24 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates. The Rights Agent shall have no duty or obligation under this Section unless and until it is satisfied that any such taxes and/or charges have been paid.

                  (b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

         Section 7.  Exercise of Rights; Purchase Price; Expiration Date of
                     Rights.


                  (a) Subject to Section 7(e) hereof, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii) and Section 23(a) hereof) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly and properly executed, to the Rights Agent at the office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandths of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earliest of (i) the Close of Business on November 17, 2007 (the "Final Expiration Date"), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof, or
(iii), the time at which such Rights are exchanged pursuant to Section 24 hereof (the earliest of (i), (ii) and (iii) being herein referred to as the "Expiration Date").

                  (b) The Purchase Price for each one one-thousandth of a share of Series C Preferred Stock pursuant to the exercise of a Comdisco Right shall initially be $75 (as adjusted, the "Series C Purchase Price"). The Purchase Price for each one one-thousandth of a share of Series D Preferred Stock pursuant to the exercise of a Ventures Right shall initially be $180 (as adjusted, the "Series D Purchase Price"). The Series C Purchase Price and the Series D Purchase Price and shall be subject to adjustment from time to time as provided in Sections 11 and 13(a) hereof and shall be payable in accordance with paragraph (c) below. References in this Agreement to the "Purchase Price" shall mean the Series C Purchase Price and/or the Series D Purchase Price, as the context requires.

         (c) Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate on the reverse side thereof duly and properly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per one one-thousandth of a share of Preferred Stock (or other shares, securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable tax or charge, the Rights Agent shall, subject to Section 20(k) hereof, thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one one-thousandths of a share of Preferred Stock to be purchased, and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof,
(iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) shall be made in cash or by certified bank check or bank draft payable to the order of the Company. In the event that the Company is obligated to issue other securities (including Common Stock) of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate. The Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

                  (d) In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 14 hereof.

                  (e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11 Event, any Rights beneficially owned by (i) an Acquiring Person, an Adverse Person or an Associate or Affiliate of an Acquiring Person or Adverse Person, (ii) a transferee of an Acquiring Person or Adverse Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person or Adverse Person becomes such, or (iii) a transferee of an Acquiring Person or Adverse Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person or Adverse Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person or Adverse Person to holders of equity interests in such
Acquiring Person or Adverse Person or to any Person with whom the Acquiring Person or Adverse Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this
Section 7(e), shall become null and void without any further action, and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to insure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but shall have no liability to any holder of Rights Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or Adverse Person or any of their respective Affiliates, Associates or transferees hereunder.

                  (f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.

         Section 8. Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

         Section 9.  Reservation and Availability of Capital Stock.
         ---------------------------------------------------------

                  (a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock and/or other securities or out of any authorized and issued shares of Common Stock held in its treasury), the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, shares of Common Stock and/or other securities) that, as provided in this Agreement including Section 11(a)(iii) hereof, will be sufficient to permit the exercise in full of all outstanding Rights.

                  (b) So long as the shares of Preferred Stock (and, following the occurrence of a Triggering Event, shares of Common Stock and/or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable (but only to the extent that it is reasonably likely that the Rights will be exercised), all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

                  (c) The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a
Section 11 Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined pursuant to this Agreement (including in accordance with Section 11(a)(iii) hereof), or as soon as is required by law following the Distribution Date, as the case may be, a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the Expiration Date. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or "blue sky" laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect in each case with prompt notice thereof to the Rights Agent. In addition, if the Company shall determine that a registration statement is required following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights until such time as a registration statement has been declared effective with notice of such suspension to the Rights Agent. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained or the exercise thereof shall not be permitted under applicable law or a registration statement shall not have been declared effective.

                  (d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all one one-thousandths of a share of Preferred Stock (and, following the occurrence of a Triggering Event, shares of Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.

                  (e) The Company further covenants and agrees that it will pay when due and payable any and all taxes and charges which may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any tax or charge which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in respect of a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax or charge shall have been paid (any such tax or charge being payable by the holder of such Rights Certificates at the time of surrender) or until it has been established to the Company's satisfaction that no such tax or charge is due.

         Section 10. Preferred Stock Record Date. Each person in whose name any certificate for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such fractional shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable transfer taxes or charges) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

         Section 11. Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights. The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

                  (a)(i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares, or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of Preferred Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Preferred Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to
Section 11(a)(ii) hereof.

                 (ii) In the event:

                 (A) any Person, at any time after the Rights Dividend Declaration Date, shall become an Acquiring Person, unless the event causing such Person to become an Acquiring Person is a transaction set forth in Section 13(a) hereof, or is an acquisition of shares of Common Stock pursuant to a tender offer or exchange offer for all outstanding shares of Common Stock at a price and on terms determined by at least a majority of the members of the Board of Directors who are not officers of the Company and who are not representatives, nominees, Affiliates or Associates of an Acquiring Person, after receiving advice from one or more investment banking firms, to be (a) at a price which is fair to stockholders (taking into account all factors which such members of the Board deem relevant, including, without limitation, prices which could reasonably be achieved if the Company or its assets were sold on an orderly basis designed to realize maximum value) and (b) otherwise in the best interests of the Company and its stockholders (a "Qualifying Offer"), or


                 (B) the Board of Directors of the Company shall declare any Person to be an Adverse Person, upon a determination that such Person, alone or together with its Affiliates and Associates, has, at any time after this Agreement has been filed with the Securities and Exchange Commission as an exhibit to a filing under the Exchange Act, become the Beneficial Owner of Common Stock which the Board of Directors of the Company determines to be substantial (which number of shares shall in no event represent less than that number of shares representing 10% or more of the total Voting Rights of all Common Stock of the Company then outstanding) and a determination by the Board of Directors of the Company, after reasonable inquiry and investigation, including consultation with such persons as such directors shall deem appropriate and consideration of such factors as are permitted by applicable law, that (a) such Beneficial Ownership by such Person is intended to cause the Company to repurchase the shares of Common Stock beneficially owned by such Person or to cause pressure on the Company to
                 take  action  or  enter  into  a   transaction   or  series  of
                 transactions intended to provide such Person with short-term financial gain under circumstances where the Board of Directors determines that the best long-term interests of the Company would not be served by taking such action or entering into such transaction or series of transactions at that time or (b) such Beneficial Ownership is causing or reasonably likely to cause a material adverse impact (including, but not limited to, impairment of relationships with customers or impairment of the Company's ability to maintain its competitive position) on the business or prospects of the Company, on the Company's employees, customers or suppliers or on the communities in which the Company operates or is located, then, promptly following the occurrence of any event described in Section 11(a)(ii)(A) or (B) hereof, proper provision shall be made so that each holder of a Right (except as provided below and in Section 7(e) hereof) shall thereafter have the right to receive, upon exercise thereof, at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, such number of shares of Comdisco Stock (in the case of a Comdisco Right) or Ventures Stock (in the case of a Ventures Right) as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11 Event, and (y) dividing that product (which, following such first occurrence, shall thereafter be referred to as the "Purchase Price" for each Right and for all purposes of this Agreement) by 50% of the Current Market Price per share of the applicable series of Common Stock (determined pursuant to Section 11(d) hereof) on the date of such first occurrence (such number of shares, the "Adjustment Shares").

                  (iii) In the event that the number of shares of Comdisco Stock or Ventures Stock which are authorized by the Company's Restated Charter, but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights, are not sufficient to permit the exercise in full of the Comdisco Rights or Venture Rights, as the case may be, in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company shall: (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of each such Right (the "Current Value") over (2) the Purchase Price (such excess, the "Spread"), and (B) with respect to each such Right, subject to Section 7(e) hereof, make adequate provision to substitute for the Adjustment Shares, upon the exercise of such Rights and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Common Stock or other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock, which the Board of Directors of the Company has deemed to have essentially the same value or economic rights as shares of Comdisco Stock or Ventures Stock, as applicable (such shares or units of shares of preferred stock are referred to herein as "Common Stock Equivalents"), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value (less the amount of any reduction in the Purchase Price), where such aggregate value has been determined by the Board of Directors of the Company based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors of the Company; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty
(30) days following the later of (x) the first occurrence of a Section 11 Event and (y) the date on which the Company's right of redemption pursuant to Section 23(a) expires (the later of (x) and (y) being referred to herein as the "Section 11(a)(ii) Trigger Date"), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If the Board of Directors of the Company shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, the "Substitution Period"). To the extent that the Company determines that some action should be taken pursuant to the first and/or second sentences of this
Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Comdisco Rights or Venture Rights, as the case may be, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek stockholder approval for such authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect in each case with prompt notice thereof to the Rights Agent. For purposes of this Section 11(a)(iii), the value of each Adjustment Share shall be the Current Market Price per share of the Common Stock on the Section 11(a)(ii) Trigger Date and the per share or per unit value of any Common Stock Equivalent shall be deemed to have the Current Market Price per share of the Common Stock on such date.

                  (b) In case the Company shall fix a record date for the issuance of rights (other than the Rights), options or warrants to all holders of Preferred Stock entitling them (for a period expiring within forty-five (45) calendar days after such record date) to subscribe for or purchase Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock ("equivalent preferred stock")) or securities convertible into Preferred Stock or equivalent preferred stock at a price per share of Preferred Stock or per share of equivalent preferred stock (or having a conversion price per share, if a security convertible into Preferred Stock or equivalent preferred stock) less than the Current Market Price per share of Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of such Preferred Stock outstanding on such record date, plus the number of shares of such Preferred Stock which the aggregate offering price of the total number of shares of such Preferred Stock and/or equivalent preferred stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of such Preferred Stock outstanding on such record date, plus the number of additional shares of such Preferred Stock and/or equivalent preferred stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible).In case such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive and binding for all purposes on the Rights Agent and the holders of the Rights. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

                  (c) In case the Company shall fix a record date for a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness, cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price per share of Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive and binding for all purposes on the Rights Agent and the holders of the Rights) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock and the denominator of which shall be such Current Market Price per share of Preferred Stock. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

                  (d) (i) For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii) hereof, the "Current Market Price" per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the thirty (30) consecutive Trading Days immediately prior to but not including such date, and for purposes of computations made pursuant to Section 11(a)(iii) hereof, the "Current Market Price" per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the ten (10) consecutive Trading Days immediately following such date; provided, however, that in the event that the Current Market Price per share of Common Stock is determined during a period following the announcement by the issuer of the Common Stock of (A) any dividend or distribution on such Common Stock, payable in shares of such Common Stock or securities convertible into shares of such Common Stock (other than the Rights), or (B) any subdivision, combination or reclassification of such Common Stock, and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification shall not have occurred prior to the commencement of the requisite thirty (30) Trading Day period or ten (10) Trading Day period, as set forth above, then, and in each such case, the "Current Market Price" shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the shares of Common Stock are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") or such other system then in use, or, if on any such date the shares of Common Stock are not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors of the Company. If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date as determined in good faith by the Board of Directors of the Company shall be used. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Stock is not publicly held or not so listed or traded, "Current Market Price" per share shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

                  (ii) For the purpose of any computation hereunder, the "Current Market Price" per share of Preferred Stock shall be determined in the same manner as set forth above for Common Stock in clause (i) of this Section 11(d) (other than the last sentence thereof). If the Current Market Price per share of Preferred Stock cannot be determined in the manner provided above or if the Preferred Stock is not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d), the "Current Market Price" per share of Preferred Stock shall be conclusively deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to Common Stock occurring after the date of this Agreement) multiplied by the Current Market Price per share of Common Stock. If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, "Current Market Price" per share of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

                  (e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share of Common Stock or other share or one millionth of a share of Preferred Stock, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment, or (ii) the Expiration Date.

                  (f) If as a result of an adjustment made pursuant to Section 11(a)(ii) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), (b), (c), (e), (g), (h), (i), (j), (k) and (m), and the
provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

                  (g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

                  (h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one-millionth) obtained by (i) multiplying (x) the number of one one-thousandths of a share covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

                  (i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made with prompt notice thereof to the Rights Agent. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

                  (j) Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-thousandths of a share and the number of one one-thousandths of a share which were expressed in the initial Rights Certificates issued hereunder.

                  (k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then stated value, if any, of the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable such number of one one-thousandths of a share of Preferred Stock at such adjusted Purchase Price.

                  (l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer with prompt notice thereof to the Rights Agent until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holders right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

                  (m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this
Section 11, as and to the extent that in their good faith judgment the Board of Directors of the Company shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the Current Market Price,
(iii) issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

                  (n) The Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or
(iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), if (x) at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale, the stockholders of the Person who constitutes, or would constitute, the "Principal Party" for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates.

                  (o) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23 or Section 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

                  (p) Anything in this Agreement to the contrary notwithstanding, in the event that the Company shall at any time after the Rights Dividend Declaration Date and prior to the Distribution Date (x) declare or pay any dividend on any series of the outstanding Common Stock payable in Common Stock (other than a dividend payable in shares of Ventures Stock to the extent such dividend reduces the Number of Shares Issuable with Respect to the Inter-Group Interest, as such term is defined in the Restated Charter) or (ii) effect a subdivision, combination or consolidation of any series of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock) into a greater or lesser number of shares of Common Stock, then in any such case (y) the number of one one-thousandths of a Series C Preferred Stock (in the case of an event affecting the Comdisco Stock) or a Series D Preferred Stock (in the case of an event affecting the Ventures Stock) purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of one one-thousandths of a Preferred Stock so purchasable immediately prior to such event by a fraction, the numerator of which is the number of such shares of Common Stock outstanding immediately before such event and the denominator of which is the number of shares such Common Stock outstanding immediately after such event and (z) each such shares of Common Stock outstanding immediately after such event shall have issued with respect to it that number of Rights which each such share of Common Stock outstanding immediately prior to such event had issued with respect to it.

                  (q) The failure of the Board of Directors to declare a Person to be an Adverse Person following such Person becoming the Beneficial Owner of shares of Common Stock representing 10% or more of the total Voting Rights of all outstanding shares of Common Stock shall not imply that such Person is not an Adverse Person or limit the Board of Directors' right at any time in the future to declare such Person to be an Adverse Person.

         Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 and Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts and computation accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate, and (c) mail a brief summary thereof to each holder of a Rights Certificate (or, if prior to the Distribution Date, to each holder of a certificate representing shares of Common Stock) in accordance with Section 26 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall have no duty with respect to and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.

         Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.


                  (a) In the event that, following the Stock Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (y) any Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof) shall consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions each of which complies with Section 11(o) hereof), then, and in each such case (except as may be contemplated by Section 13(d) hereof), proper provision shall be made so that: (i) each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at the then current Series C Purchase Price (in the case of a Comdisco Right) or the then current Series D Purchase Price (in the case of a Ventures Right), in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid, non-assessable and freely tradable shares of Common Stock of the Principal Party (as such term is hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11 Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such one one-thousandths of a share for which a Right was exercisable immediately prior to the first occurrence of a Section 11 Event by the Purchase Price in effect immediately prior to such first occurrence) and dividing that product (which, following the first occurrence of a Section 13 Event shall be referred to as the "Purchase Price" for each Right and for all purposes of this Agreement) by (2) 50% of the Current Market Price per share of the Common Stock of such Principal Party on the date of consummation of such Section 13 Event;
(ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term "Company" shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and (v) the provisions of Section 11(a)(ii) hereof shall be of no effect following the first occurrence of any Section 13 Event.

                  (b)      "Principal Party" shall mean:

                  (i) in the case of any transaction  described in clause (x) or
(y) of the first sentence of Section 13(a), the Person that is the issuer of any securities for or into which shares of Common Stock of the Company are converted in such merger or consolidation, and if no securities are so issued, the Person that is the other party to such merger or consolidation; and

                  (ii) in the case of any transaction described in clause (z) of the first sentence of Section 13(a), the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions; provided, however, that in any such case, (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve (12) month period registered under
Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, "Principal Party" shall refer to such other Person; and (2) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stocks of two or more of which are and have been so registered, "Principal Party" shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value.

                  (c) The Company shall not consummate any Section 13 Event unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any such Section 13 Event, the Principal Party will

                  (i) prepare and file a registration statement under the Securities Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date;

                  (ii) use its best efforts to qualify or register the Rights and the securities purchasable upon exercise of the Rights under blue sky laws of such jurisdiction, as may be necessary or appropriate; and

                  (iii) will deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Section 13 Event shall occur at any time after the first occurrence of a Section 11 Event, the Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).

                  (d) Notwithstanding anything in this Agreement to the contrary, Section 13 shall not be applicable to a transaction described in subparagraphs (x) and (y) of Section 13(a) if (i) such transaction is consummated with a Person or Persons (or a wholly-owned Subsidiary of any such Person or Persons) who acquired shares of Common Stock pursuant to a Qualifying Offer, (ii) the price per share of Common Stock offered in such transaction is not less than the price per share of Common Stock paid to all holders of shares of Common Stock whose shares were purchased pursuant to such Qualifying Offer, and (iii) the form of consideration being offered to the remaining holders of shares of Common Stock pursuant to such transaction is the same as the form of consideration paid pursuant to such Qualifying Offer. Upon consummation of any such transaction contemplated by this Section 13(d), all Rights hereunder shall expire.

         Section 14.  Fractional Rights and Fractional Shares.
         ----------------------------------------------------

                  (a) The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(p) hereof, or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading, or if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.

                  (b) The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock).In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-thousandth of a share of Preferred Stock. For purposes of this Section 14(b), the current market value of one one-thousandth of a share of Preferred Stock shall be one one-thousandth of the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.

                  (c) Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one (1) share of Common Stock. For purposes of this Section 14(c), the current market value of one share of Common Stock shall be the closing price per share of Common Stock (determined pursuant to Section 11(d)(i) hereof) on the Trading Day immediately prior to the date of such exercise.

                  (d) The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

         Section 15. Rights of Action. All rights of action in respect of this Agreement, except the rights of action given to the Rights Agent under this Agreement, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

         Section 16. Agreement of Rights Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

                 (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of such Common Stock;

                  (b) after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent and only if surrendered at the office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully executed;

                  (c) subject to Section 6(a) and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be required to be affected by any notice to the contrary; and

                  (d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

         Section 17. Rights Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of one one-thousandths of a share of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

         Section 18.  Concerning the Rights Agent.
         ----------------------------------------

                  (a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the administration, preparation, delivery, amendment and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, or expense incurred without negligence, bad faith or willful misconduct as finally determined by a court of competent jurisdiction on the part of the Rights Agent, for any action taken, suffered, or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including without limitations the costs and expenses of defending against any claim of liability in the premises. The indemnity provided herein shall survive the removal or resignation of the Rights Agent or the termination of this Agreement and the termination and the expiration of the Rights. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company, unless a court of competent jurisdiction determines that the Rights Agent is not entitled to the indemnity provided herein.

                  (b) The Rights Agent shall be authorized and protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.

         Section 19.  Merger or Consolidation or Change of Name of Rights Agent.
         ----------------------------------------------------------------------

                  (a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

                  (b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

         Section 20. Duties of Rights Agent. The Rights Agent undertakes only the duties and obligations expressly imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

                  (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken, suffered or omitted by it in good faith and in accordance with such advice or opinion.

                  (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person or Adverse Person and the determination of "Current Market Price") be proved or established by the Company prior to taking, suffering or omitting any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted in good faith by it under the provisions of this Agreement in reliance upon such certificate.

                  (c) The Rights Agent shall be liable hereunder only for its own negligence, bad faith or willful misconduct as determined by a court of competent jurisdiction. Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage.

                  (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

                  (e) The Rights Agent shall not be under any liability or responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be liable or responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be liable or responsible for any adjustment required under the provisions of Section 3, Section 11, Section 13, Section 23 or Section 24 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

                  (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

                  (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company or any designee of any of the foregoing, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken, suffered or omitted to be taken by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions.

                  (h) The Rights Agent and any stockholder, director, Affiliate, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

                  (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct; absent negligence, bad faith or willful misconduct, as finally determined by a court of competent jurisdiction in the selection and continued employment thereof.

                  (j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

                  (k) If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or the form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

         Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days' notice in writing mailed to the Company, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by any registered holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then any registered holder of a Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (i) a Person organized and doing business under the laws of the United States or the State of New York (or of any other state of the United States) so long as such Person is in good standing, is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100,000,000 or (ii) is an Affiliate of the Person described in (i) above. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the Rights, Rights Agreement or the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

         Section 22. Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded as of the Distribution Date, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors of the Company, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

         Section 23.  Redemption and Termination.
         ---------------------------------------

                  (a) The Board of Directors of the Company may, at its option, at any time prior to the earlier of (i) the Close of Business on the fifteenth day following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the Close of Business on the fifteenth day following the Record Date), or (ii) the Final Expiration Date, redeem all but not less than all the then outstanding Rights at a redemption price of $0.01 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"). Notwithstanding the foregoing, the Board of Directors may not redeem any Rights following a determination pursuant to Section 11(a)(ii)(B) that any Person is an Adverse Person. Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11 Event until such time as the Company's right of redemption set forth in the first sentence of this Section 23(a) has expired. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the Current Market Price of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors.

                  (b) Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board of Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at each holder's last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the Transfer Agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

         Section 24.  Exchange.
         ---------------------

                  (a) The Board of Directors of the Company may, at its option, at any time after any Person becomes an Acquiring Person or is determined to be an Adverse Person pursuant to Section 11(a)(ii)(B), exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) for shares of Common Stock at an exchange ratio of one share of Comdisco Stock per Comdisco Right and one share of Ventures Stock per Ventures Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (each such exchange ratio being hereinafter referred to as an "Exchange Ratio"). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding Common Stock for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of Common Stock representing fifty percent (50%) or more of the total Voting Rights of all Common Stock then outstanding.

                  (b) Immediately upon the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Comdisco Stock or Ventures Stock, as the case may be, equal to the number of such Rights held by such holder multiplied by the applicable Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to the Rights Agent and to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

                  (c) In any exchange pursuant to this Section 24, the Company, at its option, may substitute (i) Series C Preferred Stock (or equivalent preferred shares, as such term is defined in Section 11(b) hereof) for shares of Comdisco Stock exchangeable for Comdisco Rights, at the initial rate of one one-thousandth of a Series C Preferred Stock (or equivalent preferred share) for each share of Comdisco Stock and (ii) Series D Preferred Stock (or equivalent preferred shares, as such term is defined in Section 11(b) hereof) for shares of Ventures Stock exchangeable for Ventures Rights, at the preferred share) for each share of Ventures Stock, such rates, in the case of clause (i) or (ii) of this Section 24(c), to be appropriately adjusted to reflect adjustments in the voting rights of the Preferred Stock pursuant to the terms thereof, so that the fraction of a Preferred Stock delivered in lieu of Common Stock shall have the same voting rights as such share of Common Stock.

                  (d) In the event that there shall not be sufficient shares of Common Stock or Preferred Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional shares of Common Stock or Preferred Stock for issuance upon exchange of the Rights.

                  (e) The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional share of Common Stock would otherwise be issuable, an amount in cash equal to the same fraction of the Current Market Value of a whole share of Common Stock. For the purposes of this subsection (e), the "Current Market Value" of a whole share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

         Section 25.  Notice of Certain Events.
         -------------------------------------

                  (a) In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Rights Certificate and to the Rights Agent, to the extent feasible and in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever shall be the earlier.

                  (b) In case any Section 11 Event shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate and to the Rights Agent, to the extent feasible and in accordance with Section 26 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) hereof, and (ii) all references in the preceding paragraph to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or other securities.

         Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

                  Comdisco, Inc.
                  6111 North River Road
                  Rosemont, Illinois  60018
                  Attention:  Secretary

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

                  ChaseMellon Shareholder Services, L.L.C.
                  44 Wall Street, 6th Floor
                  New York, New York 10005
                  Attention:  Don Messmer

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

         Section 27. Supplements and Amendments. Prior to the Distribution Date and subject to the penultimate sentence of this Section 27, the Company and the Rights Agent, shall supplement or amend any provision of this Agreement without the approval of any holders of certificates representing shares of Common Stock and associated Rights. From and after the Distribution Date and subject to the penultimate sentence of this Section 27, the Company and the Rights Agent may, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights Certificates in order to: (i) cure any ambiguity, (ii) correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) shorten or lengthen any time period hereunder, or (iv) change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Rights Certificates (other than an Acquiring Person, Adverse Person or an Affiliate or Associate of an Acquiring Person or Adverse Person); provided, however, that this Agreement may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, (A) a time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable, or (B) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of Rights (other than an Acquiring Person or Adverse Person and its Associates and Affiliates).Upon the delivery of a certificate from an officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, and such supplement or amendment does not change or increase the Rights Agent's duties, liabilities or obligations, the Rights Agent shall execute such supplement or amendment. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.

         Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

         Section 29. Determinations and Actions by the Board of Directors, etc. For all purposes of this Agreement, any calculation of the number of shares of Common Stock or any other class of capital stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act. The Board of Directors of the Company shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement).All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board to any liability to the holders of the Rights.

         Section 30. Benefits of This Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock).

         Section 31. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors of the Company determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the Close of Business on the tenth day following the date of such determination by the Board of Directors. Without limiting the foregoing, if any provision requiring a majority of the members of the Board of Directors who are not officers of the Company and who are not representatives, nominees, Affiliates or Associates of an Acquiring Person to act is held by any court of competent jurisdiction or other authority to be invalid, void or unenforceable, such determination shall be made by the Board of Directors of the Company in accordance with applicable law and the Company's Certificate of Incorporation and Bylaws.

         Section 32. Governing Law. This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts made and to be performed entirely within such state.

         Section 33. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         Section 34. Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Rights Agreement to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

Attest:                                              COMDISCO, INC.

By: /s/ Camille Cribaro-Mello                        By: Philip A. Hewes

Name: Camille Cribaro-Mello                          Name: Philip A. Hewes
Title: Assistant Corporate Counsel                   Title:Senior Vice President
                                                     and Secretary


Attest:                                              ChaseMellon Shareholder

                        Services, L.L.C., as Rights Agent

By: /s/ John W. Cower, Jr.                           By: /s/ Donald P. Messmer

Name: John W. Cower, Jr.                             Name:    Donald P. Messmer
Title: Rel. Mgr                                      Title: Authorized Signatory

1042324 v5
Execution Copy:  May 4, 2000
                                      A-31

                                    EXHIBIT A

                              AMENDED AND RESTATED

                 CERTIFICATE OF INCORPORATION OF COMDISCO, INC.
                    CONTAINING THE DESIGNATIONS, PREFERENCES

                          AND RIGHTS OF SERIES C JUNIOR

                          PARTICIPATING PREFERRED STOCK

                      AND OF SERIES D JUNIOR PARTICIPATING

                        PREFERRED STOCK AS FILED WITH THE

                            SECRETARY OF STATE OF THE

                              STATE OF DELAWARE ON

                                   MAY 4,2000

                              AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                                 COMDISCO, INC.

Comdisco, Inc. (the "Corporation "), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware ( "DGCL "), certifies:

FIRST. That the name under which the Corporation was originally incorporated was
Comdisco,   Inc.  and  the  date  of  filing  of  its  original  certificate  of incorporation was June 28, 1971.

SECOND. That, pursuant to Sections 242 and 245 of the DGCL, the Corporation's Board of Directors and shareholders duly adopted this Amended and Restated Certificate of Incorporation.

THIRD. The text of the Corporation's amended and restated certificate of incorporation is hereby further amended and restated to read in full as follows:

     1. The name of the Corporation is COMDISCO, INC.

     2. The address of its registered office in the State of Delaware is No. 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

     3. The nature of the business or purposes to be conducted or promoted is:

          To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

          To manufacture, purchase or otherwise acquire, invest in, own, mortgage, pledge, sell, assign and transfer or otherwise dispose of, trade, deal in and deal with goods, wares and merchandise and personal property of every class and description.

          To acquire, and pay for in cash, stock or bonds of this corporation or otherwise, the good will, rights, assets and property, and to undertake or assume the whole or any part of the obligations or liabilities of any person, firm, association or corporation.

          To acquire, hold, use, sell, assign, lease, grant licenses in respect of, mortgage or otherwise dispose of letters patent of the United States or any foreign country, patent rights, licenses and privileges, inventions, improvements and processes, copyrights, trademarks and trade names, relating to or useful in connection with any business of this corporation.

          To acquire by purchase, subscription or otherwise, and to receive, hold, own, guarantee, sell, assign, exchange, transfer, mortgage, pledge or otherwise dispose of or deal in and with any of the shares of the capital stock, or any voting trust certificates in respect of the shares of capital stock, scrip, warrants, rights, bonds, debentures, notes, trust receipts, and other securities, obligations, choses in action and evidences of indebtedness or interest issued or created by any corporations, joint stock companies, syndicates, associations, firms, trusts or persons, public or private, or by the government of the United States of America, or by any foreign government, or by any state, territory, province, municipality or other political subdivision or by any governmental agency, and as owner thereof to possess and exercise all the rights, powers and privileges of ownership, including the right to execute consents and vote thereon, or to do any and all acts and things necessary or advisable for the preservation, protection, improvement and enhancement in value thereof.

          To borrow or raise moneys for any of the purposes of the corporation and, from time to time without limit as to amount, to draw, make, accept, endorse, execute and issue promissory notes, drafts, bills of exchange, warrants, bonds, debentures and other negotiable or non-negotiable instruments and evidences of indebtedness, and to secure the payment of any thereof and of the interest thereon by mortgage upon or pledge, conveyance or assignment in trust of the whole or any part of the property of the corporation, whether at the time owned or thereafter acquired, and to sell, pledge or otherwise dispose of such bonds or other obligations of the corporation for its corporate purposes.

          To purchase, receive, take by grant, gift, devise, bequest or otherwise, lease, or otherwise acquire, own, hold, improve, employ, use and otherwise deal in and with real or personal property, or any interest therein, wherever situated, and to sell, convey, lease, exchange, transfer or otherwise dispose of, or mortgage or pledge, all or any of the corporation's property, assets, or any interest therein, wherever situated.

          In general, to possess and exercise all the powers and privileges granted by the General Corporation Law of Delaware or by any other law of Delaware or by this Amended and Restated Certificate of Incorporation together with any powers incidental thereto, so far as such powers and privileges are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the corporation.

          The business and purposes specified in the foregoing clauses shall, except where otherwise expressed, be in nowise limited or restricted by reference to, or inference from, the terms of any other clause in this Amended and Restated Certificate of Incorporation, but the business and purposes identified in each of the foregoing clauses of this article shall be regarded as independent business and purposes.

     4. Capital Stock. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 1,900,000,000 consisting of (i) 1,800,000,000 shares of Common Stock, $0.10 par value per share ("Common Stock"), and (ii) 100,000,000 shares of Preferred Stock, $0.10 par value per share ("Preferred Stock").

          A. Common Stock.

               1. Issuance of Common Stock in Series; Designation;
                  Reclassification.

                    Subject to the provisions of this Article 4(A) and provisions of law, the Corporation shall have the authority to issue shares of Common Stock in multiple series. One series of Common Stock shall be designated as Comdisco Stock ("Comdisco Stock"). The second series of Common Stock shall be designated as Comdisco Ventures Stock ("Ventures Stock"). When the filing of this Amended and Restated Certificate of Incorporation becomes effective, each share of Common Stock outstanding immediately prior thereto shall automatically be reclassified as one share of Comdisco Stock (and outstanding certificates that had theretofore represented shares of Common Stock shall thereupon represent an equal number of shares of Comdisco Stock despite the absence of any indication thereon to that effect).

                    The total number of shares of Comdisco Stock which the Corporation shall have the authority to issue shall initially be 750,000,000, and the total number of shares of Ventures Stock which the Corporation shall have the authority to issue shall initially be 750,000,000. The Board of Directors (or such committee of the Board of Directors as the Board of Directors shall empower) is hereby empowered to authorize by resolution or resolutions, an increase in the number of authorized shares of Comdisco Stock or Ventures Stock in (but not above a number for either series that, when added to the number of authorized shares of all other designated series of Common Stock would exceed the total number of authorized shares of Common Stock) or a decrease in the number of authorized shares of Comdisco Stock or Ventures Stock (but not below the number of shares then outstanding). The Board of Directors shall have the authority to designate, prior to the time of the first issuance of the Ventures Stock, the number which, immediately prior to such first issuance, will constitute the Number of Shares Issuable with Respect to Comdisco Group's Retained Interest in Comdisco Ventures and any other terms which are consistent with applicable law and the provisions of this Article 4(A).

                    The Board of Directors (or such committee of the Board of Directors as the Board of Directors shall empower) is hereby empowered to authorize by resolution or resolutions from time to time the issuance of one or more additional series of Common Stock and to fix the designations, powers, preferences and relative, participating, optional or other rights, if any, and the qualifications, limitations or restrictions thereof, if any, with respect to each series of Common Stock and the number of shares constituting each such series, and to increase or decrease the number of shares of any such series to the extent permitted by the DGCL, as amended from time to time.

               2. Dividends.

                    (a) Dividends. Subject to the preferences and other terms of any outstanding series of Preferred Stock, the holders of any series of Common Stock shall be entitled to receive dividends on their shares of Common Stock if, as, and when declared by the Board of Directors out of the lesser of (i) the funds of the Corporation legally available therefor or
                    (ii) the Available Dividend Amount for the Group to which such series of Common Stock relates.

                    (b) Discrimination Between or Among Series of Common Stock. Subject to paragraph (a) of Section 2 of this Article 4(A) and subject to the preferences and other terms of any outstanding series of Preferred Stock, the Corporation shall have the authority to declare and pay dividends on a single series of Common Stock, or one or more series of Common Stock, in equal or unequal amounts, notwithstanding the relative amounts of the Available Dividend Amount with respect to any Group, the amount of assets available for dividends on either series of Common Stock, the amount of prior dividends paid on either series of Common Stock, the respective voting rights of each series of Common Stock or any other factor.

               3. Mandatory Dividend, Redemption or Conversion on Disposition of All or Substantially All of the Assets of a Group; Optional Conversion of Comdisco Stock for Ventures Stock; Redemption of
               Ventures Stock for Stock of a Subsidiary at the Corporation's Option.

                    (a) Mandatory Dividend, Redemption or Conversion.

                         (i) In the event of a Disposition of All or Substantially All of the Assets of a Group (other than an Exempt Disposition), the Corporation shall, on or before the 90th Trading Day after the Disposition Date, provided that the funds of the Corporation are legally available therefor, either:

                               (x) declare and pay a dividend to holders of the series of Common Stock that relates to that Group (in cash, securities (other than Common Stock) or other property, or a combination thereof), subject to the limitations on dividends set forth under Section 2 of this Article 4(A), in an aggregate amount having a Fair Value (determined as of the Disposition Date) equal to the product of the Outstanding Interest Fraction with respect to such Group (determined as of the record date for such dividend) and the Fair Value (determined as of the Disposition Date) of the Net Proceeds of such Disposition;

                               (y) redeem from holders of the series of Common Stock that relates to the Group that consummated such Disposition, in exchange for cash, securities (other than Common Stock) or other property (or a combination thereof) in an amount equal to the product of the Outstanding Interest Fraction with respect to such Group (determined as of the redemption date) and the Fair Value (determined as of the Disposition Date) of the Net Proceeds of such Disposition, all of the outstanding shares of such series of Common Stock, unless such Disposition involves substantially all, but not all, of the assets attributed to such Group, in which case, a number of shares of such series of Common Stock
                               (rounded, if necessary, to the nearest whole number) having an aggregate average Market Value, during the 20 consecutive Trading Day period beginning on the 16th Trading Day following the Disposition Date, equal to such amount; or

                               (z) if that Disposition relates to Comdisco Ventures convert each outstanding share of Ventures Stock into a number of shares of Comdisco Stock (rounded, if necessary, to the nearest whole number) equal to 115% of the ratio of the average Market Value of one share of Ventures Stock to the average Market Value of one share of Comdisco Stock during the 20 consecutive Trading Day period ending on (and including) the fifth trading day prior to the first public announcement immediately preceding the Disposition Date).

                         (ii) For purposes of this Section 3 of this Article 4(A), if a Group consummates a Disposition in a series of related transactions, such Disposition shall not be deemed to have been completed until consummation of the last of such transactions.

                    (b) Optional Conversion of Comdisco Stock for Ventures Stock

                         (i) The Corporation may, at any time, convert each outstanding share of Ventures Stock into a number of shares of Comdisco Stock (rounded, if necessary, to the nearest whole number) equal to that percentage of the ratio of the average Market Value of one share of Ventures Stock to the average Market Value of one share of Comdisco Stock (the "Applicable Percentage") specified for the applicable conversion date below. The average Market Value of a share of each series of Common Stock shall be determined during the 20 consecutive Trading Day period ending on (and including) the 5th Trading Day immediately preceding the date on which the Corporation mails the notice of conversion to holders of Ventures Stock.

                              If the Conversion Date  The Applicable Percentage
                                      Falls                       Will
                                 During the Period        be the Percentage
                                     Indicated               Specified for
                                       Below               Such Period Below
                                       -----               -----------------
                              First Quarter                      125%
                              Second Quarter                     124%
                              Third Quarter                      123%
                              Fourth Quarter                     122%
                              Fifth Quarter                      121%
                              Sixth Quarter                      120%
                              Seventh Quarter                    119%
                              Eighth Quarter                     118%
                              Ninth Quarter                      117%
                              Tenth Quarter                      116%
                              After Tenth Quarter                115%

                         For purposes of the foregoing chart, (x) the first "Quarter" is the period from and including the date of first issuance of shares of Ventures Stock to but excluding the third month anniversary of such date (provided that, if the date of first issuance of shares of Ventures Stock is the 29th, 30th or 31st day of any month, the first "Quarter" will be the period from and including such date of first issuance to but excluding the third month anniversary of the first day of the month immediately following the month in which such date of first issuance falls) and (y) each subsequent "Quarter" is the period from and including the day after the end of the prior Quarter to but excluding the third month anniversary of such day.

                         (ii) Notwithstanding the preceding paragraphs, if a Tax Event has occurred, the Applicable Percentage shall equal 110% irrespective of when the exchange occurs. "Tax Event" means the receipt by the Corporation of an opinion of a tax advisor experienced in such matters, who shall not be an officer or employee of the Corporation or any of its affiliates, to the effect that, as a result of any amendment to, or change in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein (including any proposed change in such regulations announced by an administrative agency), or as a result of any official or administrative pronouncement or action or judicial decision interpreting or applying such laws or regulations, it is more likely than not that for United States federal income tax purposes (1) the Corporation, its subsidiaries or affiliates or any of its successors or its stockholders is or, at any time in the future, will be subject to tax upon the issuance of shares of either Comdisco Stock or Ventures Stock, (2) either Comdisco Stock or Ventures Stock is not or, at any time in the future, will not be treated solely as stock of the Corporation or (3) either Comdisco Stock or Ventures Stock is or will be treated as Section 306 stock under the Internal Revenue Code of 1986, as amended. For purposes of rendering such opinion, a tax advisor shall assume that any administrative proposals will be adopted as proposed. However, in the event a change in law is proposed, a tax advisor shall render an opinion only in the event of enactment.

                    (c) Optional Redemption of Ventures Stock for Stock of a
                        Subsidiary.

                         At any time at which all of the assets and liabilities of Comdisco Ventures (and no other assets or liabilities of the Corporation or any subsidiary thereof) are held directly or indirectly by one or more subsidiaries of the Corporation (the "Group Subsidiaries"), the Board of Directors may, provided that there are funds of the Corporation legally available therefor, declare that all of the outstanding shares of Ventures Stock shall be redeemed, as of the exchange date described below, for the number of fully paid and nonassessable shares of common stock of each of such Group Subsidiaries as is equal to the product of the Outstanding Interest Fraction with respect to Comdisco Ventures (determined as of the redemption date) and the number of shares of common stock of each such Group Subsidiary held by Comdisco immediately before such exchange. Such shares of common stock of such Group Subsidiaries may be delivered directly or indirectly through the delivery of shares of one or more of such Group Subsidiaries that own directly or indirectly all of the other shares that are deliverable pursuant to the preceding sentence.

                    (d) General Dividend, Conversion and Redemption Provisions.

                         (i) If the Corporation completes a Disposition of All or Substantially All of the Assets of a Group (other than an Exempt Disposition), the Corporation shall, not more than the 20 Trading Days after the consummation of such Disposition, issue a press release specifying (w) the Net Proceeds of such Disposition, (x) the number of shares of the series of Common Stock related to such Group then outstanding, (y) the number of shares of such series of Common Stock issuable upon conversion, redemption or exercise of any convertible or exchangeable securities, options or warrants and the conversion, redemption or exercise prices thereof and
                         (z) if the Group is not Comdisco Group, the Number of Shares Issuable with Respect to Comdisco Group's Retained Interest in such Group. The Corporation shall, not more than 40 Trading Days after such consummation, announce by press release which of the actions specified in Section 3(a)(i) of this Article 4(A) it has determined to take, and upon making that announcement, that determination will be irrevocable. In addition, the Corporation shall, not more than 45 Trading Days after such consummation and not less than 30 Trading Days before the applicable payment date, redemption date or conversion date, send a notice by first-class mail, postage prepaid, to holders of the relevant series of Common Stock at their addresses as they appear on the transfer books of the Corporation, specifying:

                               (1) if the Corporation has determined to pay a special dividend, (A) the record date for such dividend, (B) the payment date of such dividend (which cannot be more than 90 Trading Days after such consummation) and (C) the aggregate amount and type of property to be paid in such dividend (and the approximate per share amount thereof);

                               (2)  if  the   Corporation   has   determined  to
                               undertake a redemption, (A) the date of redemption (which cannot be more than 90 Trading Days after such consummation), (B) the aggregate amount and type of property to be paid as a redemption price (and the approximate per share amount thereof), (C) if less than all shares of the relevant series of Common Stock are to be redeemed, the number of shares to be redeemed and
                               (D) the place or places where certificates for shares of such series of Common Stock, properly endorsed or assigned for transfer (unless the Corporation waives such requirement), should be surrendered in return for delivery of the cash, securities or other property to be paid by the Corporation in such redemption; and

                               (3)  if  the   Corporation   has   determined  to
                               undertake a conversion, (A) the date of conversion (which cannot be more than 90 Trading Days after such consummation), (B) the number of shares of the other series of Common Stock to be issued in the conversion for each outstanding share of such series of Common Stock and (C) the place or places where certificates for shares of such series of Common Stock, properly endorsed or assigned for transfer (unless the Corporation waives such requirement), should be surrendered in return for delivery of the other series of Common Stock to be issued by the Corporation in such conversion.

                         (ii) If the Corporation has determined to complete any conversion described in Section 3(b) or (c) of this
                         Article 4(A), the Corporation shall, not less than 30 Trading Days and not more than 45 Trading Days before the exchange date, send a notice by first-class mail, postage prepaid, to holders of the relevant series of Common Stock at their addresses as they appear on the transfer books of the Corporation, specifying (x) the conversion date and the other terms of the conversion and (y) the place or places where certificates for shares of such series of Common Stock, properly endorsed or assigned for transfer (unless the Corporation waives such requirement), should be surrendered for delivery of the stock to be issued or delivered by the Corporation in such conversion.

                         (iii) Neither the failure to mail any notice required by this Section 3(d) of this Article 4(A) to any particular holder nor any defect therein would affect the sufficiency thereof with respect to any other holder or the validity of any dividend, redemption or conversion contemplated hereby.

                         (iv) If the Corporation is redeeming less than all of the outstanding shares of a series of Common Stock pursuant to Section 3(a)(i) of this Article 4(A), the Corporation shall redeem such shares pro rata or by lot or by such other method as the Board of Directors determines to be equitable.

                         (v) No holder of shares of a series of Common Stock being converted or redeemed shall be entitled to receive any cash, securities or other property to be distributed in such conversion or redemption until such holder surrenders certificates for such shares, properly endorsed or assigned for transfer, at such place as the Corporation shall specify (unless the
                         Corporation  waives  such  requirement).   As  soon  as
                         practicable after the Corporation's receipt of certificates for such shares, the Corporation shall deliver to the person for whose account such shares were so surrendered, or to the nominee or nominees of such person, the cash, securities or other property to which such person shall be entitled, together with any fractional payment referred to below, in each case without interest. If less than all of the shares of Common Stock represented by any one certificate is converted or redeemed, the Corporation shall also issue and deliver a new certificate for the shares of such Common Stock not converted or redeemed.

                         (vi) The Corporation shall not be required to issue or deliver fractional shares of any capital stock or any other fractional securities to any holder of Common Stock upon conversion, redemption, dividend or other distribution described above. If more than one share of Common Stock shall be held at the same time by the same holder, the Corporation may aggregate the number of shares of any capital stock that would be issuable or any other securities that would be distributable to such holder upon any such conversion, redemption, dividend or other distribution. If there are fractional shares of any capital stock or any other fractional securities remaining to be issued or distributed to any holder, the Corporation shall, if such fractional shares or securities are not issued or distributed to such holder, pay cash in respect of such fractional shares or securities in an amount equal to the Fair Value thereof (without interest).

                         (vii) From and after the date set for any conversion or redemption contemplated by this Section 3 of this
                         Article 4(A), all rights of a holder of shares of Common Stock being converted or redeemed shall cease except for the right, upon surrender of the certificates theretofore representing such shares, to receive the cash, securities or other property for which such shares were converted or redeemed, together with any fractional payment as provided above, in each case without interest (and, if such holder was a holder of record as of the close of business on the record date for a dividend not yet paid, the right to receive such dividend). A holder of shares of Common Stock being converted shall not be entitled to receive any dividend or other distribution with respect to shares of the other series of Common Stock until after certificates theretofore representing the shares being converted are surrendered as contemplated above. Upon such surrender, the Corporation shall pay to the holder the amount of any dividends or other distributions (without interest) which theretofore became payable with respect to a record date occurring after the conversion, but which were not paid by reason of the foregoing, with respect to the number of whole shares of the other series of Common Stock represented by the certificate or certificates issued upon such surrender. From and after the date set for any conversion, the Corporation shall, however, be entitled to treat the certificates for shares of a series of Common Stock being converted that were not yet surrendered for conversion as evidencing the ownership of the number of whole shares of the other series of Common Stock for which the shares of such Common Stock should have been converted, notwithstanding the failure to surrender such certificates.

                         (viii) The Corporation shall pay any and all documentary, stamp or similar issue or transfer taxes that might be payable in respect of the issue or delivery of any shares of capital stock and/or other securities on any conversion or redemption contemplated by this Section 3; provided, however, that the Corporation shall not be required to pay any tax that might be payable in respect of the issue or delivery of any shares of capital stock and/or other securities on any conversion or redemption contemplated by this
                         Section 3; provided, however, that the Corporation shall not be required to pay any tax that might be payable in respect of any transfer involved in the issue or delivery of any shares of capital stock and/or other securities in a name other than that in which the shares so converted or redeemed were registered, and no such issue or delivery will be made unless and until the person requesting such issue pays to the Corporation the amount of any such tax, or establishes to the satisfaction of the Corporation that such tax has been paid.

                         (ix) The Corporation may, subject to applicable law, establish such other rules, requirements and procedures to facilitate any dividend, redemption or conversion contemplated by this Section 3 as the Board of Directors may determine to be appropriate under the circumstances.

               4. Voting Rights.

                    At every meeting of stockholders, the holders of Comdisco Stock and the holders of Ventures Stock shall vote together as a single class on all matters as to which common stockholders generally are entitled to vote, unless a separate vote is required by applicable law. On all such matters for which no separate vote is required, (a) holders of Comdisco Stock shall be entitled to one vote per share of Comdisco Stock held and (b) before the 31st Trading Day after the Effective Date, holders of Ventures Stock shall be entitled to one vote per share of Ventures Stock held. On and after the 31st Trading Day after the Effective Date, holders of Ventures Stock shall be entitled to a number of votes per share of Ventures Stock held (calculated to the nearest five decimal places) equal to the Average Market Value of one share of Ventures Stock divided by the Average Market Value of one share of Comdisco Stock during the 20 Trading Day period ending on (and including) the applicable record date; provided that, in no event, shall the total number of votes of all outstanding Ventures Stock exceed 35% of the total number of votes of all outstanding series of Common Stock.

               5. Liquidation Rights.

                    In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, holders of each series of Common Stock shall be entitled to receive their proportionate interests in the net assets of the Corporation, if any, remaining for distribution to stockholders, after payment of or provision for all liabilities, including contingent liabilities of the Corporation and payment of the liquidation preference payable to any holders of the Corporation's Preferred Stock, if any such stock is outstanding. Each share of each series of Common Stock will be entitled to a share of net liquidation proceeds in proportion to the respective liquidation units per share of such class. Each share of Comdisco Stock shall have one liquidation unit. Each share of the other series of Common Stock shall have a number of liquidation units (including a fraction of one liquidation unit) equal to the quotient (rounded to the nearest five decimal places) of the average Market Value of one share of such series of Common Stock during the 20 consecutive Trading Day period ending on, and including, the 300th day after the Effective Date, divided by the average Market Value of one share of Comdisco Stock during such 20 Trading Day period. If the liquidation, dissolution, or winding-up of the Corporation occurs before such 300th day, the average Market Value will be determined based on the 20 consecutive Trading Day period ending immediately before the liquidation, dissolution, or winding-up event, or such lesser number of consecutive Trading Days immediately prior to such event if the liquidation, dissolution, or winding-up event occurs prior to the 21st Trading Day after the Effective Date.

                    Neither the merger nor consolidation of the Corporation with any other entity, nor a sale, transfer or lease of all or any part of the assets of the Corporation, would, alone, be deemed a liquidation, dissolution or winding-up for purposes of this Section 5 of this Article 4(A).

               6. Adjustments  to Number  of Shares  Issuable  with  Respect  to
                  Comdisco Group's Retained Interest in Any Group.

                    The Number of Shares Issuable with Respect to Comdisco Group's Retained Interest in any Group, as in effect from time to time, shall, automatically without action by the Board of Directors or any other person, be:

                         (a) adjusted in proportion to any changes in the number of outstanding shares of the series of Common Stock related to such Group caused by subdivisions (by stock split, reclassification or otherwise) or combinations (by reverse stock split, reclassification or otherwise) of shares of such series of Common Stock or by dividends or other distributions of shares of such series of Common Stock on shares of such series of Common Stock (and, in each such case, rounded, if necessary, to the nearest whole number);

                         (b) decreased by (i) if the Corporation issues any shares of the series of Common Stock related to such Group and the Board of Directors attributes that issuance (and the proceeds thereof) to Comdisco Group, the number of shares of each series of Common Stock so issued, and (ii) if the Board of Directors reallocates to Comdisco Group any cash or other assets theretofore allocated to such Group in connection with a redemption of shares of the series of Common Stock related to such Group (as required pursuant to clause (ii) of the proviso to the definition of Comdisco Group below) or in return for a decrease in the Number of Shares Issuable with Respect to Comdisco Group's Retained
                         Interest in such Group, the number (rounded, if necessary, to the nearest whole number) equal to (x) the aggregate Fair Value of such cash or other assets divided by (y) the Market Value of one share of the series of Common Stock related to such Group as of the date of such reallocation; and

                         (c) increased by (i) if the Corporation repurchases any shares of the series of Common Stock related to such Group and the Board of Directors attributes that repurchase (and the consideration therefor) to Comdisco Group, the number of shares of such series of Common Stock so repurchased and (ii) if the Board of Directors re-allocates to such Group any cash or other assets theretofore allocated to Comdisco Group in return for an increase in the Number of Shares Issuable with Respect to Comdisco Group's Retained Interest in such Group, the number (rounded, if necessary, to the nearest whole number) equal to (x) the Fair Value of such cash or other assets divided by (y) the Market Value of one share of the series of Common Stock related to such Group as of the date of such re-allocation.

                    Neither the Corporation nor the Board of Directors shall take any action that would, as a result of any of the foregoing adjustments, reduce the Number of Shares Issuable with Respect to Comdisco Group's Retained Interest in any Group to below zero. Subject to the preceding sentence, the Board of Directors may attribute the issuance of any shares of any series of Common Stock (and the proceeds here from) or the repurchase of any series of Common Stock (and the consideration therefor) to Comdisco Group and Delivery or to the Group to which such series of Common Stock relates, as the Board of Directors determines in its sole discretion; provided, however, that the Board of Directors must attribute to Comdisco Group the issuance of any shares of any series of Common Stock that are issued (1) as a dividend or other distribution on, or as consideration for the repurchase of, shares of Comdisco Stock or (2) as consideration to acquire any assets or satisfy any liabilities attributed to Comdisco Group.

               7. Additional Definitions.

                    As used in this Article 4, the following terms shall have the following meanings (with terms defined in singular having comparable meaning when used in the plural and vice versa), unless the context otherwise requires:

                    "ALL OR SUBSTANTIALLY ALL OF THE ASSETS" of any Group means a portion of such assets that represents at least 80% of the then current Fair Value of the assets of such Group.

                    "AVAILABLE DIVIDEND AMOUNT" for Comdisco Group, on any day on which dividends are paid on shares of Comdisco Stock, is the amount that would, immediately prior to the payment of such dividends, be legally available for the payment of dividends on shares of Comdisco Stock under Delaware law if
                    (a) Comdisco Group and each other Group were each a single, separate Delaware corporation, (b) Comdisco Group had outstanding (i) a number of shares of common stock, par value $0.10 per share, equal to the number of shares of Comdisco Stock that are then outstanding and (ii) a number of shares of preferred stock, par value $0.10 per share, equal to the number of shares of Preferred Stock that have been attributed to Comdisco Group and are then outstanding,
                    (c) the assumptions about each Group that is not Comdisco Group set forth in the next sentence were true and (d) Comdisco Group owned a number of shares of each series of Common Stock (other than Comdisco Stock) equal to the Number of Shares Issuable with Respect to Comdisco Group's Retained Interest in each Group to which each such series of Common Stock relates.

                    "AVAILABLE DIVIDEND AMOUNT" for any Group other than Comdisco Group, on any day on which dividends are paid on shares of the series of Common Stock relating to such Group, is the amount that would, immediately prior to the payment of such dividends, be legally available for the payment of dividends on shares of such series of Common Stock under Delaware law if such Group were a single, separate Delaware corporation having outstanding (a) a number of shares of common stock, par value $0.10 per share, equal to the number of shares of such series of Common Stock that are then outstanding plus the Number of Shares Issuable with Respect to Comdisco Group's Retained Interest in such Group and (b) a number of shares of preferred stock, par value $0.10 per share, equal to the number of shares of Preferred Stock that have been attributed to such Group and are then outstanding.

                    "COMDISCO GROUP" means (a) all of the businesses, assets and liabilities of the Corporation and its subsidiaries, other than the businesses, assets and liabilities that are part of any Group other than Comdisco Group, (b) the rights and obligations of Comdisco Group under any inter-Group debt deemed to be owed to or by Comdisco Group (as such rights and obligations are defined in accordance with policies established from time to time by the Board of Directors) and
                    (c) a proportionate interest in any Group other than Comdisco Group (after giving effect to any options, Preferred Stock, other securities or debt issued or incurred by the Corporation and attributed to any Group other than Comdisco Group) equal to the Retained Interest Percentage; provided, however, that: (i) the Corporation may re-allocate assets from one Group to another Group in return for other assets or services rendered by that other Group in the ordinary course of business or in accordance with policies established by the Board of Directors from time to time, and
                    (ii) if the Corporation transfers cash, other assets or securities to holders of shares of a series of Common Stock other than Comdisco Stock as a dividend or other distribution on shares of such series of Common Stock (other than a dividend or distribution payable in shares of such series of Common Stock), or as payment in a redemption required by Section (3)(a) of this Article 4(A), then the Board of Directors shall re-allocate from such Group to Comdisco Group cash or other assets having a Fair Value equal to the aggregate Fair Value of the cash, other assets or securities so transferred times the Retained Interest Amount with respect to such Group as of the record date for such dividend or distribution, or on the date of such redemption, as the case may be.

                    "COMDISCO VENTURES" means (a) the venture financing business division of the Corporation; and all of the businesses, assets and liabilities of the Corporation and its subsidiaries that the Board of Directors has, as of the Effective Date, allocated to Comdisco Ventures for accounting purposes, (b) any assets or liabilities acquired or incurred by the Corporation or any of its subsidiaries after the Effective Date in the ordinary course of business and attributable to Comdisco Ventures, (c) any businesses, assets or liabilities acquired or incurred by the Corporation or any of its subsidiaries after the Effective Date that the Board of Directors has specifically allocated to Comdisco Ventures or that the Corporation otherwise allocates to Comdisco Ventures in accordance with policies established from time to time by the Board of Directors and
                    (d) the rights and obligations of Comdisco Ventures under any inter-Group debt deemed to be owed to or by Comdisco Ventures (as such rights and obligations are defined in accordance with policies established from time to time by the Board of Directors); provided, however, that:

                         (i) the Corporation may re-allocate assets from one Group to another Group in return for other assets or services rendered by that other Group in the ordinary course of business or in accordance with policies established by the Board of Directors from time to time, and (ii) if the Corporation transfers cash, other assets or securities to holders of shares of Ventures Stock as a dividend or other distribution on shares of Ventures Stock (other than a dividend or distribution payable in shares of Ventures Stock), or as payment in a redemption of shares of Ventures Stock required by
                         Section 3(a) of this Article 4(A), then the Board of Directors shall re-allocate from Comdisco Ventures to Comdisco Group cash or other assets having a Fair Value equal to the aggregate Fair Value of the cash, other assets or securities so transferred multiplied by a fraction, the numerator of which shall equal the Number of Shares Issuable with Respect to Comdisco Group's Retained Interest in such Group on the record date for such dividend or distribution, or on the date of such redemption, and the denominator of which shall equal the number of shares of such Group outstanding on such date.

                    "DISPOSITION" means a sale, transfer, assignment or other disposition (whether by merger, consolidation, sale or otherwise) of All or Substantially All of the Assets of a Group to one or more persons or entities, in one transaction or a series of related transactions.

                    "DISPOSITION DATE" is the date of the consummation of a Disposition.

                    "EFFECTIVE DATE" means the date on which this Amended and Restated Certificate of Incorporation becomes effective under Delaware law.

                    "EXEMPT DISPOSITION" means any of the following:

                         (a) Disposition in connection with the liquidation, dissolution or winding-up of the Corporation and the distribution of assets to stockholders, (b) a Disposition to any person or entity controlled by the Corporation (as determined by the Board of Directors in its sole discretion), (c) a Disposition by any Group for which the Corporation receives consideration primarily consisting of equity securities (including, without limitation, capital stock of any kind, interests in a general or limited partnership, interests in a limited liability company or debt securities convertible into or exchangeable for, or options or warrants to acquire, any of the foregoing, in each case without regard to the voting power or other management or governance rights associated therewith) of an entity which is primarily engaged or proposes to engage primarily in one or more businesses similar or complementary to businesses conducted by such Group prior to the Disposition, as determined by the Board of Directors in its sole discretion, (d) a dividend, out of any Group's assets, to holders of series of Common Stock related to such Group and a re-allocation of a corresponding amount of such Group's assets to Comdisco Group as required pursuant to clause
                         (ii) of the proviso to the definition of Comdisco Group above, (e) a dividend, out of Comdisco Group's assets, to holders of Comdisco Stock and (f) any other Disposition, if (i) at the time of the Disposition there are no shares of Comdisco Stock outstanding, (ii) at the time of the Disposition there are no shares of the series of Common Stock relating to the Group that consummated such Disposition outstanding or (iii) before the 30th Trading Day following the Disposition the Corporation has mailed a notice stating that it is exercising its right to exchange all of the outstanding shares of the series of Common Stock relating to the Group that consummated such Disposition for newly issued shares of Comdisco Stock as contemplated under
                         Section 3(b) of this Article 4(A).

                    "FAIR VALUE" means (a) in the case of cash, the amount thereof, (b) in the case of capital stock that has been Publicly Traded for a period of at least 15 months, the Market Value thereof and (c) in the case of other assets or securities, the fair market value thereof as the Board of Directors shall determine in good faith (which determination shall be conclusive and binding on all stockholders).

                    "GROUP" initially means Comdisco Group or Comdisco Ventures; provided that if the Board of Directors authorizes the issuance of shares of a series of Common Stock other than Comdisco Stock or Ventures Stock, the Board of Directors shall designate the assets and liabilities of Comdisco Group to which such series of Common Stock relates, which assets and liabilities shall be an additional "Group" for all purposes of this Article 4.

                    "MARKET VALUE" of a share of any class or series of capital stock on any Trading Day means the average of the high and low reported sales prices of such class or series on such Trading Day or, in case no such reported sale takes place on such Trading Day, the average of the reported closing bid and asked prices regular way of a share of such class or series on such Trading Day, in either case as reported on the New York Stock Exchange ("NYSE") Composite Tape or, if the shares of such class or series are not listed or admitted to trading on the NYSE on such Trading Day, on the principal national securities exchange on which the shares of such class or series are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange on such Trading Day, on The Nasdaq National Market System of the Nasdaq Stock Market ("NASDAQ NMS") or, if the shares of such class or series are not listed or admitted to trading on any national securities exchange or quoted on the Nasdaq NMS on such Trading Day, the average of the closing bid and asked prices of a share of such class or series in the over-the-counter market on such Trading Day as furnished by any NYSE member firm selected from time to time by the Corporation or, if such closing bid and asked prices are not made available by any such NYSE member firm on such Trading Day, the fair market value of a share of such class or series as the Board of Directors shall determine in good faith (which determination shall be conclusive and binding on all stockholders);
                    provided, that, for purposes of determining the average Market Value of a share of any class or series of capital stock for any period, (a) the "Market Value" of a share of any class or series of capital stock on any day prior to any "ex-dividend" date or any similar date occurring during such period for any dividend or distribution (other than any dividend or distribution contemplated by clause (b)(ii) of this sentence) paid or to be paid with respect to such capital stock shall be reduced by the Fair Value of the per share amount of such dividend or distribution and (b) the "Market Value" of a share of any class or series of capital stock on any day prior to (i) the effective date of any subdivision (by stock split or otherwise) or combination (by reverse stock split or otherwise) of outstanding shares of such class or series of capital stock occurring during such period or (ii) any "ex-dividend" date or any similar date occurring during such period for any dividend or distribution with respect to such capital stock to be made in shares of such class or series of capital stock shall be appropriately adjusted, as determined by the Board of Directors, to reflect such subdivision, combination, dividend or distribution; and provided further, if (a) the Corporation repurchases outstanding shares of any series Common Stock other than Comdisco Stock and the Board of Directors attributes that repurchase (and the consideration therefor) to the Group to which such series of Common Stock relates and (b) the Board of Directors determines to re-allocate to Comdisco Group cash or other assets theretofore allocated to the Group to which such series of Common Stock relates in order to avoid a change in the Retained Interest Percentage, the "Market Value" of a share any series Common Stock other than Comdisco Stock used to compute the corresponding reduction in the Number of Shares Issuable with Respect to Comdisco Group's Retained Interest in the Group to which such series of Common Stock relates will equal the Fair Value of the consideration paid per share of Common Stock so repurchased; and provided further, if the Corporation redeems a portion of the outstanding shares of any of series of Common Stock other than Comdisco Stock (and the Board of Directors re-allocates to Comdisco Group cash or other assets theretofore allocated to the Group to which such series of Common Stock relates in the manner required by clause (ii) of the proviso to the definition of Comdisco Group above), the "Market Value" of a share of such series of Common Stock used to compute the corresponding reduction in the Number of Shares Issuable with Respect to Comdisco Group's Retained Interest in the Group to which such series of Common Stock relates will equal the Fair Value of the consideration paid per share of such series of Common Stock so redeemed.

                    "NET PROCEEDS" of a Disposition of any of the assets of a Group means the positive amount, if any, remaining from the gross proceeds of such Disposition after any payment of, or reasonable provision (as determined in good faith by the Board of Directors, which determination will be conclusive and binding on all stockholders) for, (a) any taxes payable by the Corporation or any subsidiary or affiliate thereof in respect of such Disposition or which would have been payable but for the utilization of tax benefits attributable to the Group not the subject of the Disposition, (b) any taxes payable by the Corporation in respect of any resulting dividend or redemption, (c) any transaction costs, including, without limitation, any legal, investment banking and accounting fees and expenses and (d) any liabilities (contingent or otherwise) of, attributed to or related to, such Group, including, without limitation, any liabilities for deferred taxes or any indemnity or guarantee obligations which are outstanding or incurred in connection with the Disposition or otherwise, any liabilities for future purchase price adjustments and any obligations with respect to outstanding securities (other than Common Stock) attributed to such Group as determined in good faith by the Board of Directors.

                    "NUMBER OF SHARES ISSUABLE WITH RESPECT TO COMDISCO GROUP'S RETAINED INTEREST" means, with respect to any Group, initially the number the Board of Directors designates prior to the time the Corporation first issues shares of the series of Common Stock applicable to such Group as the number of shares of such series of Common Stock that could be issued by the Corporation for the account of Comdisco Group in respect of its retained interest in such Group, as authorized by Section 1 of this Article 4(A); provided, however, that such number as in effect from time to time shall automatically be adjusted as required by Section 6 of this Article 4(A).

                    "OUTSTANDING INTEREST FRACTION" means (i) with respect to Comdisco Group, at any time of determination, and (ii) with respect to any other Group, at any time of determination, a fraction the numerator of which shall be the number of shares of the series of Common Stock applicable to such Group outstanding on such date and the denominator of which shall be the sum of the number of shares of the series of Common Stock applicable to such Group outstanding on such date and the Number of Shares Issuable with Respect to Comdisco Group's Retained Interest in such Group.

                    "PUBLICLY TRADED" with respect to any security means (a) registered under Section 12 of the Securities Exchange Act of 1934, as amended (or any successor provision of law), and
                    (b) listed for trading on the NYSE (or any other national securities exchange registered under Section 7 of the Securities Exchange Act of 1934, as amended (or any successor provision of law)) or listed on the Nasdaq NMS (or any successor market system).

                    "RETAINED INTEREST" means with respect to any Group, other than Comdisco Group, at any time of determination, a fraction the numerator of which shall be the Number of Shares Issuable with Respect to Comdisco Group's Retained Interest in such Group and the denominator of which shall be the number of shares of the series of common stock relating to such Group outstanding on such date.

                    "RETAINED INTEREST PERCENTAGE" means (i) with respect to Comdisco Group, at any time of determination, one (1) and
                    (ii) with respect to any Group that is not Comdisco Group, at any time of determination, a fraction the numerator of which shall be the Number of Shares Issuable with Respect to Comdisco Group's Retained Interest in such Group and the denominator of which shall be the sum of the number of shares of the series of common stock applicable to such Group outstanding on such date and the Number of Shares Issuable with Respect to Comdisco Group's Retained Interest in such Group.

                    "TRADING DAY" means each weekday on which the relevant security (or, if there are two relevant securities, each relevant security) is traded on the principal national securities exchange on which it is listed or admitted to trading or on the Nasdaq NMS or, if such security is not listed or admitted to trading on a national securities exchange or quoted on the Nasdaq NMS, traded in the principal over-the-counter market in which it trades.

               8. Effectiveness of Sections 2 through 7 of This Article 4(A).

                    The  terms of  Sections  2  through  7,  inclusive,  of this
                    Article 4 (A) shall apply only when there are shares of multiple series of Common Stock outstanding.

               9. Determinations by the Board of Directors.

                    Subject to applicable law, any determinations made by the Board of Directors in good faith under this Amended and Restated Certificate of Incorporation, as it may be amended from time to time, including without limitation any such determinations with respect to the businesses, assets and liabilities of either Group, transactions between the Groups or the rights of holders of any series of Common Stock or Preferred Stock made pursuant to or in the furtherance hereof, shall be final and binding on all stockholders of the Corporation. A record of all formal determinations of the Board of Directors made as contemplated hereby shall be filed with the records of the actions of the Board of Directors.

          B. Preferred Stock.

               1. Designation. The Preferred Stock shall be designated and known as "Preferred Stock." The number of shares constituting such Preferred Stock shall be 100,000,000.

               2. Rights and  Preferences.  Preferred  Stock may be issued  from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Any shares of Preferred Stock, which may be redeemed, purchased or acquired by the Corporation, may be reissued except as otherwise provided by law. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided.

                 Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the General Corporation Law of Delaware. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law. Except as otherwise provided in this Amended and Restated Certificate of Incorporation, no vote of the holders of the Preferred Stock or Common Stock shall be a prerequisite to the designation or issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of this Amended and Restated Certificate of Incorporation, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation.

          C. Designation of Series C Junior Participating Preferred Stock

               1. Designation and Amount. Two Hundred Thousand (200,000) of the authorized and unissued shares of Preferred Stock are designated as "Series C Junior Participating Preferred Stock." Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series C Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series C Junior Participating Preferred Stock.

               2. Dividends and Distributions.

                    (a) The holders of shares of Series C Junior Participating Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series C Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (x) $1.00 or (y) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Comdisco Stock or a subdivision of the outstanding shares of Comdisco Stock (by reclassification or otherwise), declared on the Comdisco Stock of the Corporation since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series C Junior Participating Preferred Stock. In the event the Corporation shall at any time after the date that these Restated and Amended Articles of Incorporation become effective (the "Rights Declaration Date") (i) declare any dividend on Comdisco Stock payable in shares of Comdisco Stock, (ii) subdivide the outstanding Comdisco Stock, or
                    (iii) combine the outstanding Comdisco Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series C Junior Participating Preferred Stock were entitled immediately prior to such event under clause (y) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Comdisco Stock outstanding immediately after such event and the denominator of which is the number of shares of Comdisco Stock that were outstanding immediately prior to such event.

                    (b) The Corporation shall declare a dividend or distribution on the Series C Junior Participating Preferred Stock as provided in Paragraph (a) above immediately after it declares a dividend or distribution on the Comdisco Stock (other than a dividend payable in shares of Comdisco Stock); provided that, in the event no dividend or distribution shall have been declared on the Comdisco Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $0.01 per share on the Series C Junior Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

                    (c) Dividends shall begin to accrue and be cumulative on outstanding shares of Series C Junior Participating
                    Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series C Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series C Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series C Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.

               The Board of Directors may fix a record date for the determination of holders of shares of Series C Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

               3. Voting  Rights.  The  holders  of  shares  of  Series C Junior
                  Participating Preferred Stock shall have the following voting rights:

                    (a) Subject to the provision for adjustment hereinafter set forth, each share of Series C Junior Participating Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Comdisco Stock payable in shares of Comdisco Stock, (ii) subdivide the outstanding Comdisco Stock, or (iii) combine the outstanding Comdisco Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series C Junior Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Comdisco Stock outstanding immediately after such event and the denominator of which is the number of shares of Comdisco Stock that were outstanding immediately prior to such event.

                    (b) Except as otherwise provided herein or by law, the holders of shares of Series C Junior Participating Preferred Stock and the holders of shares of Comdisco Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

                    (c) (i) If at any time dividends on any Series C Junior Participating Preferred Stock shall be in arrears in an amount equal to six (6) quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a "default period") which shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series C Junior Participating Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Preferred Stock (including holders of the Series C Junior Participating Preferred Stock) with dividends in arrears in an amount equal to six
                    (6) quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two
                    (2) directors.

                    (ii) During any default period, such voting right of the holders of Series C Junior Participating Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 3(c) of this Article 4(C) or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders, provided that such voting right shall not be exercised unless the holders of ten percent (10%) in number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting right. At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two (2) directors or, if such right is exercised at an annual meeting, to elect two (2) directors. If the number which may be so elected at any special meeting does not amount to the required number, the holders of the Preferred Stock shall have the right to make such increase in the number of directors as shall be necessary to permit the election by them of the required number. After the holders of the Preferred Stock shall have exercised their right to elect directors in any default period and during the continuance of such period, the number of directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series C Junior Participating Preferred Stock.

                    (iii) Unless the holders of Preferred Stock shall, during an existing default period, have previously exercised their right to elect directors, the Board of Directors may order, or any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of special meeting of the holders of Preferred Stock, which meeting shall thereupon be called by the President, a Vice-President or the Secretary of the Corporation. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this subparagraph (iii) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to him or her at his or her last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than 20 days and not later than 60 days after such order or request or in default of the calling of such meeting within 60 days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this subparagraph (iii), no such special meeting shall be called during the period within 60 days immediately preceding the date fixed for the next annual meeting of the stockholders.

                    (iv) In any default period, the holders of Common Stock, and other classes of stock of the Corporation if applicable, shall continue to be entitled to elect the whole number of directors until the holders of Preferred Stock shall have exercised their right to elect two (2) directors voting as a class, after the exercise of which right (x) the directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may (except as provided in Paragraph (ii) of this Section 3(c) of this
                    Article 4(C)) be filled by vote of a majority of the remaining directors theretofore elected by the holders of the class of stock which elected the director whose office shall have become vacant. References in this Paragraph (c) to directors elected by the holders of a particular class of stock shall include directors elected by such directors to fill vacancies as provided in clause (y) of the foregoing sentence.

                    (v) Immediately upon the expiration of a default period, (x) the right of the holders of Preferred Stock as a class to elect directors shall cease, (y) the term of any directors elected by the holders of Preferred Stock as a class shall terminate, and (z) the number of directors shall be such number as may be provided for in the Amended and Restated Certificate of Incorporation or by-laws irrespective of any increase made pursuant to the provisions of Paragraph
                    (c)(ii) of this Section 3 (such number being subject, however, to change thereafter in any manner provided by law or in the Amended and Restated Certificate of Incorporation or by-laws). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining directors.

                    (d) Except as set forth herein, holders of Series C Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

               4. Certain Restrictions.

                    (a) Whenever quarterly dividends or other dividends or distributions payable on the Series C Junior Participating Preferred Stock as provided in Section 2 of this Article 4(C) are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series C Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

                         (i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series C Junior Participating Preferred Stock;

                         (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series C Junior Participating Preferred Stock, except dividends paid ratably on the Series C Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                         (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series C Junior Participating Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series C Junior Participating Preferred Stock; or

                         (iv) purchase or otherwise acquire for consideration any shares of Series C Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series C Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

                    (b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under Paragraph (a) of this Section 4 of this Article 4(C), purchase or otherwise acquire such shares at such time and in such manner.

               5. Reacquired Shares. Any shares of Series C Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

               6. Liquidation, Dissolution or Winding Up.

                    (a) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series C Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series C Junior Participating Preferred Stock shall have received an amount equal to 1,000 times the Purchase Price, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the "Series C Liquidation Preference"). Following the payment of the full amount of the Series C Liquidation Preference, no additional distributions shall be made to the holders of shares of Series C Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Comdisco Stock shall have received an amount per share (the "Comdisco Adjustment") equal to the quotient obtained by dividing (i) the Series C Liquidation Preference by (ii) 1,000 (as appropriately adjusted as set forth in subparagraph (C) below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Comdisco Stock) (such number in clause (ii), the "Comdisco Adjustment Number"). Following the payment of the full amount of the Series C Liquidation Preference and the Comdisco Adjustment in respect of all outstanding shares of Series C Junior
                    Participating Preferred Stock and Comdisco Stock, respectively, holders of Series C Junior Participating Preferred Stock and holders of shares of Comdisco Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Comdisco Adjustment Number to 1 with respect to such Preferred Stock and Comdisco Stock, on a per share basis, respectively.

                    (b) In the event, however, that there are not sufficient assets available to permit payment in full of the Series C Liquidation Preference and the liquidation preferences of all other series of preferred stock, if any, which rank on a parity with the Series C Junior Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Comdisco Adjustment, then such remaining assets shall be distributed ratably to the holders of Comdisco Stock.

                    (c) In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Comdisco Stock payable in shares of Comdisco Stock, (ii) subdivide the outstanding Comdisco Stock, or (iii) combine the outstanding Comdisco Stock into a smaller number of shares, then in each such case the Comdisco Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Comdisco Adjustment Number by a fraction the numerator of which is the number of shares of Comdisco Stock outstanding immediately after such event and the denominator of which is the number of shares of Comdisco Stock that were outstanding immediately prior to such event.

               7. Consolidation, Merger, etc. Notwithstanding anything to the contrary contained herein, in case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Comdisco Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series C Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Comdisco Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Comdisco Stock payable in shares of Comdisco Stock, (ii) subdivide the outstanding Comdisco Stock, or (iii) combine the outstanding Comdisco Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series C Junior Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Comdisco Stock outstanding immediately after such event and the denominator of which is the number of shares of Comdisco Stock that were outstanding immediately prior to such event.

               8. No Redemption. The shares of Series C Junior Participating Preferred Stock shall not be redeemable.

               9. Amendment. The Amended and Restated Certificate of Incorporation of the Corporation shall not be further amended in any manner which would materially alter or change the powers,
               preferences   or   special   rights   of  the   Series  C  Junior
               Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series C Junior Participating Preferred Stock, voting separately as a class.

               10. Fractional Shares. Series C Junior Participating Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holders fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series C Junior Participating Preferred Stock.

          D. Designation of Series D Junior Participating Preferred Stock

               1. Designation and Amount. Two Hundred Thousand (200,000) of the authorized and unissued shares of Preferred Stock are designated as "Series D Junior Participating Preferred Stock." Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series D Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series D Junior Participating Preferred Stock.

               2. Dividends and Distributions.

                    (a) The holders of shares of Series D Junior Participating Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series D Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (x) $1.00 or (y) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Ventures Stock or a subdivision of the outstanding shares of Ventures Stock (by reclassification or otherwise), declared on the Ventures Stock of the Corporation since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series D Junior Participating Preferred Stock. In the event the Corporation shall at any time after the date that these Restated and Amended Articles of Incorporation become effective (the "Rights Declaration Date") (i) declare any dividend on Ventures Stock payable in shares of Ventures Stock, (ii) subdivide the outstanding Ventures Stock, or
                    (iii) combine the outstanding Ventures Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series D Junior Participating Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Ventures Stock outstanding immediately after such event and the denominator of which is the number of shares of Ventures Stock that were outstanding immediately prior to such event.

                    (b) The Corporation shall declare a dividend or distribution on the Series D Junior Participating Preferred Stock as provided in Paragraph (y) above immediately after it declares a dividend or distribution on the Ventures Stock (other than a dividend payable in shares of Ventures Stock); provided that, in the event no dividend or distribution shall have been declared on the Ventures Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $0.01 per share on the Series D Junior Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

                    (c) Dividends shall begin to accrue and be cumulative on outstanding shares of Series D Junior Participating
                    Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series D Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series D Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series D Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.

                    The Board of Directors may fix a record date for the determination of holders of shares of Series D Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

               3. Voting Rights. The holders of shares of Series D Junior Participating Preferred Stock shall have the following voting rights:

                    (a) Subject to the provision for adjustment hereinafter set forth, each share of Series D Junior Participating Preferred Stock shall entitle the holder thereof to the number of votes on all matters submitted to a vote of the stockholders of the Corporation equal to the product of (x) 1,000 and (y) the number of votes then attributed to a share of Ventures Stock. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Ventures Stock payable in shares of Ventures Stock, (ii) subdivide the outstanding Ventures Stock, or (iii) combine the outstanding Ventures Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series D Junior Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Ventures Stock outstanding immediately after such event and the denominator of which is the number of shares of Ventures Stock that were outstanding immediately prior to such event.

                    (b) Except as otherwise provided herein or by law, the holders of shares of Series D Junior Participating Preferred Stock and the holders of shares of Ventures Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

                    (c) (i) If at any time dividends on any Series D Junior Participating Preferred Stock shall be in arrears in an amount equal to six (6) quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a "default period") which shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series D Junior Participating Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Preferred Stock (including holders of the Series D Junior Participating Preferred Stock) with dividends in arrears in an amount equal to six
                    (6) quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two
                    (2) directors.

                    (ii) During any default period, such voting right of the holders of Series D Junior Participating Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 3(c) of this Article 4(C) or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders, provided that such voting right shall not be exercised unless the holders of ten percent (10%) in number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting right. At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two (2) directors or, if such right is exercised at an annual meeting, to elect two (2) directors. If the number which may be so elected at any special meeting does not amount to the required number, the holders of the Preferred Stock shall have the right to make such increase in the number of directors as shall be necessary to permit the election by them of the required number. After the holders of the Preferred Stock shall have exercised their right to elect directors in any default period and during the continuance of such period, the number of directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series D Junior Participating Preferred Stock.

                    (iii) Unless the holders of Preferred Stock shall, during an existing default period, have previously exercised their right to elect directors, the Board of Directors may order, or any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of special meeting of the holders of Preferred Stock, which meeting shall thereupon be called by the President, a Vice-President or the Secretary of the Corporation. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this subparagraph (iii) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to him or her at his or her last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than 20 days and not later than 60 days after such order or request or in default of the calling of such meeting within 60 days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this subparagraph (iii), no such special meeting shall be called during the period within 60 days immediately preceding the date fixed for the next annual meeting of the stockholders.

                    (iv) In any default period, the holders of Common Stock, and other classes of stock of the Corporation if applicable, shall continue to be entitled to elect the whole number of directors until the holders of Preferred Stock shall have exercised their right to elect two (2) directors voting as a class, after the exercise of which right (x) the directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may (except as provided in Paragraph (ii) of this Section 3(c) of this
                    Article 4(D)) be filled by vote of a majority of the remaining directors theretofore elected by the holders of the class of stock which elected the director whose office shall have become vacant. References in this Paragraph (c) to directors elected by the holders of a particular class of stock shall include directors elected by such directors to fill vacancies as provided in clause (y) of the foregoing sentence.

                    (v) Immediately upon the expiration of a default period, (x) the right of the holders of Preferred Stock as a class to elect directors shall cease, (y) the term of any directors elected by the holders of Preferred Stock as a class shall terminate, and (z) the number of directors shall be such number as may be provided for in the Amended and Restated Certificate of Incorporation or by-laws irrespective of any increase made pursuant to the provisions of Paragraph (ii) of this Section 3 of this Article 4(D) (such number being subject, however, to change thereafter in any manner provided by law or in the Amended and Restated Certificate of Incorporation or by-laws). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining directors.

                    (d) Except as set forth herein, holders of Series D Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

               4. Certain Restrictions.

                    (a) Whenever quarterly dividends or other dividends or distributions payable on the Series D Junior Participating Preferred Stock as provided in Section 2 of this Article 4(D) are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series D Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

                         (i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series D Junior Participating Preferred Stock;

                         (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series D Junior Participating Preferred Stock, except dividends paid ratably on the Series D Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                         (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series D Junior Participating Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series D Junior Participating Preferred Stock; or

                         (iv) purchase or otherwise acquire for consideration any shares of Series D Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series D Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

                    (b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under Paragraph (a) of this Section 4 of this Article 4(D), purchase or otherwise acquire such shares at such time and in such manner.

               5. Reacquired Shares. Any shares of Series D Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

               6. Liquidation, Dissolution or Winding Up.

                    (a) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series D Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series D Junior Participating Preferred Stock shall have received an amount equal to 1,000 times the Purchase Price, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the "Series D Liquidation Preference"). Following the payment of the full amount of the Series D Liquidation Preference, no additional distributions shall be made to the holders of shares of Series D Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Ventures Stock shall have received an amount per share (the "Ventures Adjustment") equal to the quotient obtained by dividing (i) the Series D Liquidation Preference by (ii) 1,000 (as appropriately adjusted as set forth in subparagraph (c) below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Ventures Stock) (such number in clause (ii), the "Ventures Adjustment Number"). Following the payment of the full amount of the Series D Liquidation Preference and the Ventures Adjustment in respect of all outstanding shares of Series D Junior
                    Participating Preferred Stock and Ventures Stock, respectively, holders of Series D Junior Participating Preferred Stock and holders of shares of Ventures Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Ventures Adjustment Number to 1 with respect to such Preferred Stock and Ventures Stock, on a per share basis, respectively.

                    (b) In the event, however, that there are not sufficient assets available to permit payment in full of the Series D Liquidation Preference and the liquidation preferences of all other series of preferred stock, if any, which rank on a parity with the Series D Junior Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Ventures Adjustment, then such remaining assets shall be distributed ratably to the holders of Ventures Stock.

                    (c) In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Ventures Stock payable in shares of Ventures Stock, (ii) subdivide the outstanding Ventures Stock, or (iii) combine the outstanding Ventures Stock into a smaller number of shares, then in each such case the Ventures Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Ventures Adjustment Number by a fraction the numerator of which is the number of shares of Ventures Stock outstanding immediately after such event and the denominator of which is the number of shares of Ventures Stock that were outstanding immediately prior to such event.

               7. Consolidation, Merger, etc. Notwithstanding anything to the contrary contained herein, in case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Ventures Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series D Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Ventures Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Ventures Stock payable in shares of Ventures Stock, (ii) subdivide the outstanding Ventures Stock, or (iii) combine the outstanding Ventures Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series D Junior Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Ventures Stock outstanding immediately after such event and the denominator of which is the number of shares of Ventures Stock that were outstanding immediately prior to such event.

               8. No Redemption. The shares of Series D Junior Participating Preferred Stock shall not be redeemable.

               9. Amendment. The Amended and Restated Certificate of Incorporation of the Corporation shall not be further amended in any manner which would materially alter or change the powers,
               preferences   or   special   rights   of  the   Series  D  Junior
               Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series D Junior Participating Preferred Stock, voting separately as a class.

               10. Fractional Shares. Series D Junior Participating Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holders fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series D Junior Participating Preferred Stock.

     5. The name and mailing address of each incorporator is as follows:

            Name               Mailing Address

            B.J. Consono       1209 Orange Street
                               Wilmington, Delaware 19899


            F.J. Obara, Jr.    1209 Orange Street
                               Wilmington, Delaware 19899


            J.L. Rivera        1209 Orange Street
                               Wilmington, Delaware 19899

     6. The Corporation is to have perpetual existence.

     7. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized:

          To make, alter or repeal the by-laws of the Corporation.

          To authorize and cause to be executed mortgages and liens upon the real and personal property of the Corporation.

          To set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

          By a majority of the whole board, to designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The by-laws may provide that in the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors, or in the by-laws of the Corporation, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs  of  the  Corporation,  and  may  authorize  the  seal  of the
          Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Amended and Restated Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the by-laws of the Corporation; and, unless the resolution or by-laws expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

          When and as authorized by the stockholders in accordance with statute, to sell, lease or exchange all or substantially all of the property and assets of the Corporation, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property including shares of stock in, and/or other securities of, any other corporation or corporations, as its board of directors shall deem expedient and for the best interest of the Corporation.

     8.  Whenever  a  compromise  or  arrangement   is  proposed   between  this
     Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this corporation under the provisions of section 291 of Title 8 of the General Corporation Law of the State of Delaware or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of section 279 of Title 8 of the General Corporation Law of the State of Delaware order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

     9. Meetings of stockholders may be held within or without the State of Delaware, as the by-laws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the corporation. Elections of directors need not to be by written ballot unless the by-laws of the corporation shall so provide.

     10. Except as expressly provided in this Amended and Restated Articles of Incorporation, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Articles of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

                  11. The number of directors which shall constitute the whole board shall be not less than four nor more than fifteen, such number to be set by or in accordance with the by-laws. Such by-law provision can only be amended by the Board of Directors or by the affirmative vote of not less than 66 2/3% of the stock then entitled to vote in an election of directors. The directors shall be divided into three classes as nearly equal in number as possible. At the 1986 annual meeting of stockholders, one class of directors was elected for a one-year term, one class for a two-year term and one class for a three-year term. At each succeeding annual meeting of stockholders, successors to the class of directors whose term expires in that year will be elected for a three-year term. A director shall hold office until the annual meeting of stockholders for the year in which his term expires or until his successor is elected and qualified.

     Vacancies and newly created directorships within any class resulting from any increase in the authorized number of directors may be filled by a majority of directors then in office, though less than a quorum, and any director so chosen shall hold office for a term which shall coincide with the term of such class to which he is elected. If there are no directors in office, then an election of directors may be held in the manner provided by statute.

     The affirmative vote of the holders of at least 66 2/3% of the stock then entitled to vote in an election of directors shall be required for the approval of any proposal that (a) any director of the corporation be removed from office for cause; or (b) this Article 11 of this Amended and Restated Certificate of Incorporation be altered, amended or repealed.

     12. A. In addition to the requirements of any applicable statute, the affirmative vote of not less than 66 2/3% of the stock then entitled to vote in an election of directors owned by persons other than a "substantial stockholder" (as hereinafter defined), considered for purposes of this
     Article 12 as one class, shall be required for the approval or authorization of any "business combination" (as hereinafter defined) between the corporation and any substantial stockholders provided, however, that such additional voting requirement shall not be applicable if:

          1. The business combination is solely between the Corporation and another corporation, 50% or more of the voting stock of which is owned by the Corporation and none of which is owned by a substantial stockholder and each holder of common stock of the Corporation receives the same type of consideration in proportion to his holdings; or

          2. All the following conditions are satisfied: (a) the cash or fair market value of the property, securities or "other consideration to be received" (as hereinafter defined) per share in the business combination by holders of the common stock of the corporation is not less than the higher of (i) the highest price per share (including brokerage commissions, soliciting dealers' fees and dealer-manager compensation) paid by such substantial stockholder in acquiring any of its holdings of the Corporation's common stock, or (ii) the highest per share market price of common stock during the three-month period immediately preceding the date of the proxy statement described in (c) below or, if none, during the six-month period prior to the consummation of the business combination; (b) after becoming a substantial stockholder and prior to the consummation of such business combination (i) such substantial stockholder shall not have acquired any newly issued shares of capital stock, directly or indirectly, from the Corporation (except upon conversion of convertible securities acquired by it prior to becoming a substantial stockholder or upon compliance with the provisions of this Article 12 or as a result of a pro rata stock dividend or stock split), and (ii) such substantial stockholder shall not have received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance or tax credits provided by the Corporation, or made any major changes in the Corporation's business or equity capital structure; and (c) if such proposal otherwise requires stockholder approval, a proxy statement responsive to the requirements of the Securities Exchange Act of 1934, whether or not the Corporation is then subject to such requirements, shall be mailed to the public stockholders of the Corporation for the purpose of soliciting stockholder approval of such business combination.

     B. For the purposes of this Article 12:

          1. The term "business combination" shall mean (a) any merger or consolidation of the Corporation with or into a substantial stockholder, (b) any sale, lease, exchange, transfer or other disposition, including, without limitation, a mortgage or any other security device, of all, or any "substantial part" (as hereinafter defined) of the assets of the Corporation including, without limitation, any voting securities of a subsidiary) or of a subsidiary, to a substantial stockholder, (c) any merger or consolidation of a substantial stockholder with or into the Corporation or a subsidiary of the Corporation, (d) any sale, lease, exchange, transfer or other disposition of all or any substantial part of the assets of a substantial stockholder to the Corporation or a subsidiary of the Corporation, (e) the issuance of any securities of the Corporation or a subsidiary of the Corporation to a substantial stockholder (except proportionately as a stockholder), (f) the acquisition by the Corporation or a subsidiary of the Corporation of any securities of a substantial stockholder (except proportionately as a stockholder), (g) any reclassification of common stock of the Corporation, or any recapitalization involving common stock of the Corporation, consummated within five years after a substantial stockholder becomes a substantial stockholder, and (h) any agreement, contract or other arrangement providing for any of the transactions described in this definition of business combination;

          2. The term  "substantial  stockholder"  shall  mean and  include  any individual, corporation, partnership, "group" or other person or entity which, together with its "affiliates" and "associates", "beneficially" owns (as those terms are defined on the date on which this provision was adopted in Rules 12b-2, 13d-3 and 13d-5(b) of the General Rules and Regulations under the Securities Exchange Act of
          1934) in the aggregate 10% or more of the outstanding shares of common stock of the Corporation, and any affiliate or associate of any such individual, corporation, partnership, group or other person or entity excluding, however, any incumbent members of the Board of Directors as of September 30, 1985 and any employee benefit plan of the corporation or its subsidiaries;

          3. The term "substantial part" shall mean more than 10% of the total book value of assets of the corporation in question, as of the end of its most recent fiscal year ending prior to the time the determination is being made;

          4. Without limitation, any shares of common stock of the Corporation which any substantial stockholder has the right to acquire at any time pursuant to any agreement, or upon exercise of conversion rights, warrants, options, or otherwise, shall be deemed outstanding and beneficially owned by such substantial stockholder for purposes of this Article 12 only; and

          5. The phrase "other consideration to be received" shall include, without limitation, common stock of the corporation retained by its existing stockholders other than a substantial stockholder in the event of a business combination with such substantial stockholder in which the corporation is the surviving corporation.

     C. The provisions set forth in this Article 12 may not be repealed or amended in any respect or in any manner including through any merger or consolidation of the corporation with any other corporation unless the surviving corporation's Certificate of Incorporation contains an article to the same effect as this Article 12, except by the affirmative vote of the holders of not less than 66 2/3% of the stock then entitled to vote in an election of directors, subject to the provisions of any series of preferred stock which may at any time be outstanding; provided, however, that if there is a substantial stockholder such action must be approved by not less than 66 2/3% of the stock then entitled to vote in an election of directors owned by persons other than the substantial stockholder.

     13. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived any improper personal benefit. Any repeal or modification hereof by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be executed as of this 20th day of April, 2000.

                                                     COMDISCO, INC.


                                                     By:/s/ Philip A. Hewes
                                                          Philip A. Hewes,
                                                     Senior Vice President
                                                          and Secretary

1042324 v5
Execution Copy:  May 4, 2000
                                      B-1-8

                                   EXHIBIT B-1

                          [Form of Rights Certificate]

Certificate No. CGR-                _______ Rights

NOT EXERCISABLE AFTER NOVEMBER 17, 2007 OR EARLIER IF REDEEMED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.01 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN ADVERSE PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID.[THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR ADVERSE PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON OR ADVERSE PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT).ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]

(1) --------------1 The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

                        Comdisco Stock Rights Certificate

                                 COMDISCO, INC.

         This certifies that _________________, or registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Amended and Restated Rights Agreement, dated as of May 4, 2000 (the "Rights Agreement"), between COMDISCO, INC., a Delaware corporation (the "Company"), and ChaseMellon Shareholder Services, L.L.C., a New Jersey limited liability company (the "Rights Agent"), to purchase from the Company at any time prior to 5:00 PM (New York City time) on November 17, 2007, at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully-paid, nonassessable share of Series C Junior Participating Preferred Stock (the "Preferred Stock") of the Company, at a purchase price of $___ per one one-thousandth of a share (the "Purchase Price"), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase set forth on the reverse hereof and the Certificate contained therein duly executed. The Purchase Price shall be paid in cash. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number of Rights number and Purchase Price as of _____________, 200__, based on the Preferred Stock as constituted at such date, and are subject to adjustment upon the happening of certain events as provided in the Rights Agreement. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Rights Agreement) that a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.

         Upon the occurrence of a Section 11 Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or Adverse Person or an Affiliate or Associate of any such Acquiring Person or Adverse Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Adverse Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, concurrently with or after such transfer, became an Acquiring Person, Adverse Person or an Affiliate or Associate of an Acquiring Person or Adverse Person, such Rights shall become null and void and no holder hereof shall have any rights whatsoever with respect to such Rights from and after the occurrence of such Section 11 Event.

         This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and are also available upon written request to the Rights Agent.

         This Rights Certificate, with or without other Rights Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Preferred Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Certificates representing the number of whole Rights not exercised.

         Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $0.01 per Right at any time prior to the earlier of the Close of Business on (i) the fifteenth day following the Stock Acquisition Date (as such time period may be extended or shortened pursuant to the Rights Agreement) or
(ii) the Final Expiration Date. In addition, the Rights may be exchanged, in whole or in part, for shares of Common Stock, or shares of preferred stock of the Company having essentially the same value or economic rights as such shares. Immediately upon the action of the Board of Directors of the Company authorizing any such exchange, and without any further action or any notice, the Rights (other than Rights which are not subject to such exchange) will terminate and the Rights will only enable holders to receive the shares issuable upon such exchange.

         No fractional shares of Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

         No holder, as such, of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

         This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

         WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of _____________, 200_

ATTEST:                                               COMDISCO, INC.

________________________                             By________________________
Secretary                                                 Title:


Countersigned:
CHASEMELLON SHAREHOLDER SERVICES, L.L.C.


By___________________________________
Authorized Signature

                  [Form of Reverse Side of Rights Certificate]

          FORM OF ASSIGNMENT


         (To be executed by the registered holder if such holder desires to transfer the Rights Certificate.)

Please  print social  security or other  identifying  number of the  transferor:
____________________

FOR VALUE RECEIVED, _______________________ hereby sells, assigns and transfers unto:

          ---------------------------------------------
          (Please print name and address of transferee)



          ---------------------------------------------
                  (Please print social security or other
                  identifying number of the transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _____________________
Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated: __________________, 200_


                                                     ---------------------------
                                                     Signature

Signature Guaranteed:__________________________

                                   Certificate

         The undersigned hereby certifies by checking the appropriate boxes that:

         (1) this Rights Certificate [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person, Adverse Person or an Affiliate or Associate of any such Acquiring Person or Adverse Person (as such terms are defined in the Rights Agreement);

         (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person, Adverse Person or an Affiliate or Associate of any such Acquiring Person or Adverse Person.

Dated:  _________________, 200_              _________________________ Signature

Signature Guaranteed:________________________

                                     NOTICE

         The signatures to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

FORM OF ELECTION TO PURCHASE

         (To be executed if the registered holder desires to exercise Rights represented by the Rights Certificate.)

To:  COMDISCO, INC.

         The undersigned hereby irrevocably elects to exercise __________ Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to:

       __________________________________________(Please print name and address)



                  ------------------------------------------
                  (Please print social security or other
                  identifying number)


         If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

       __________________________________________(Please print name and address)


         ------------------------------------------
         (Please print social security or other identifying number)

Dated:  _______________, 200_


-----------------------
Signature

Signature Guaranteed:__________________________

                                   Certificate

         The undersigned hereby certifies by checking the appropriate boxes that:

         (1) the Rights evidenced by this Rights Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person, Adverse Person or an Affiliate or Associate of any such Acquiring Person or Adverse Person (as such terms are defined in the Rights Agreement);

         (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person, Adverse Person or an Affiliate or Associate of any such Acquiring Person or Adverse.

Dated:   _________________, 200_                      _________________________
                                                     Signature

Signature Guaranteed:________________________

                                     NOTICE

         The signatures to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

1042324 v5
Execution Copy:  May 4, 2000
                                      B-2-8

                                   EXHIBIT B-2

                          [Form of Rights Certificate]

Certificate No. CDOVR-              _______ Rights

NOT EXERCISABLE AFTER NOVEMBER 17, 2007 OR EARLIER IF REDEEMED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.01 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN ADVERSE PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID.[THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR ADVERSE PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON OR ADVERSE PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT).ACCORDINGLY, THIS RIGHT CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]

(1) --------------1 The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

                      Comdisco Ventures Rights Certificate

                                 COMDISCO, INC.

         This certifies that _________________, or registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Amended and Restated Rights Agreement, dated as of May 4, 2000 (the "Rights Agreement"), between COMDISCO, INC., a Delaware corporation (the "Company"), and ChaseMellon Shareholder Services, L.L.C., a New Jersey limited liability company (the "Rights Agent"), to purchase from the Company at any time prior to 5:00 PM (New York City time) on November 17, 2007, at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully-paid, nonassessable share of Series D Junior Participating Preferred Stock (the "Preferred Stock") of the Company, at a purchase price of $___ per one one-thousandth of a share (the "Purchase Price"), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase set forth on the reverse hereof and the Certificate contained therein duly executed. The Purchase Price shall be paid in cash. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number of Rights number and Purchase Price as of _____________, 200__, based on the Preferred Stock as constituted at such date, and are subject to adjustment upon the happening of certain events as provided in the Rights Agreement. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Rights Agreement) that a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.

         Upon the occurrence of a Section 11 Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or Adverse Person or an Affiliate or Associate of any such Acquiring Person or Adverse Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Adverse Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, concurrently with or after such transfer, became an Acquiring Person, Adverse Person or an Affiliate or Associate of an Acquiring Person or Adverse Person, such Rights shall become null and void and no holder hereof shall have any rights whatsoever with respect to such Rights from and after the occurrence of such Section 11 Event.

         This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and are also available upon written request to the Rights Agent.

         This Rights Certificate, with or without other Rights Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Preferred Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Certificates representing the number of whole Rights not exercised.

         Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $0.01 per Right at any time prior to the earlier of the Close of Business on (i) the fifteenth day following the Stock Acquisition Date (as such time period may be extended or shortened pursuant to the Rights Agreement) or
(ii) the Final Expiration Date. In addition, the Rights may be exchanged, in whole or in part, for shares of Common Stock, or shares of preferred stock of the Company having essentially the same value or economic rights as such shares. Immediately upon the action of the Board of Directors of the Company authorizing any such exchange, and without any further action or any notice, the Rights (other than Rights which are not subject to such exchange) will terminate and the Rights will only enable holders to receive the shares issuable upon such exchange.

         No fractional shares of Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

         No holder, as such, of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

         This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

         WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of _____________, 200_

ATTEST:                                               COMDISCO, INC.

________________________                             By________________________
Secretary                                                 Title:


Countersigned:
CHASEMELLON SHAREHOLDER SERVICES, L.L.C.


By___________________________________
Authorized Signature

                  [Form of Reverse Side of Rights Certificate]

          FORM OF ASSIGNMENT


         (To be executed by the registered holder if such holder desires to transfer the Rights Certificate.)

Please  print social  security or other  identifying  number of the  transferor:
____________________

FOR VALUE RECEIVED, _______________________ hereby sells, assigns and transfers unto:

          ---------------------------------------------
          (Please print name and address of transferee)



          ---------------------------------------------
                  (Please print social security or other
                  identifying number of the transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _____________________
Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated: __________________, 200_


                                                     ---------------------------
                                                     Signature

Signature Guaranteed:__________________________

                                   Certificate

         The undersigned hereby certifies by checking the appropriate boxes that:

         (1) this Rights Certificate [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person, Adverse Person or an Affiliate or Associate of any such Acquiring Person or Adverse Person (as such terms are defined in the Rights Agreement);

         (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person, Adverse Person or an Affiliate or Associate of any such Acquiring Person or Adverse Person.

Dated:  _________________, 200_              _________________________ Signature

Signature Guaranteed:________________________

                                     NOTICE

         The signatures to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

FORM OF ELECTION TO PURCHASE

         (To be executed if the registered holder desires to exercise Rights represented by the Rights Certificate.)

To:  COMDISCO, INC.

         The undersigned hereby irrevocably elects to exercise __________ Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to:

       __________________________________________(Please print name and address)


                  ------------------------------------------
                  (Please print social security or other
                  identifying number)


         If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

      __________________________________________(Please print name and address)


         ------------------------------------------
         (Please print social security or other identifying number)

Dated:  _______________, 200_


-----------------------
Signature

Signature Guaranteed:__________________________

                                   Certificate

         The undersigned hereby certifies by checking the appropriate boxes that:

         (1) the Rights evidenced by this Rights Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person, Adverse Person or an Affiliate or Associate of any such Acquiring Person or Adverse Person (as such terms are defined in the Rights Agreement);

         (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person, Adverse Person or an Affiliate or Associate of any such Acquiring Person or Adverse.

Dated:   _________________, 200_                      _________________________
                                                     Signature

Signature Guaranteed:________________________

                                     NOTICE

         The signatures to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.